                               VariableJointLife

                                       Flexible Premium Variable
                                       Joint Life Insurance Policy
                                       Insurance Payable on Second Death

                                       May 1, 2003

                              [Photo Appears Here]

                                       Prospectuses

                                       [Logo of Northwestern Mutual]

Northwestern Mutual
Series Fund, Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds


The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
www.northwesternmutual.com
(414) 271-1444

May 1, 2003

Contents for this Prospectus

                                                             Page
                                                             ----
              Prospectus....................................  1
              Summary of Benefits and Risks.................  1
               Benefits of the Policies.....................  1
                 Death Benefit..............................  1
                 Access to Your Values......................  1
                 Flexibility................................  1
                 Tax Benefits...............................  1
               Risks of the Policies........................  1
                 Investment Risk............................  1
                 Policy as Long-Term Investment.............  1
                 Policy Lapse...............................  1
                 Limitations on Access to Your Values.......  1
                 Adverse Tax Consequences...................  1
              Fee Tables....................................  2
               Transaction Fees.............................  2
               Periodic Charges Other Than Fund
                 Operating Expenses.........................  3
               Annual Fund Operating Expenses...............  4
               Management Fees and Other Expenses for the
                 Funds......................................  4
              The Northwestern Mutual Life Insurance Company,
               Northwestern Mutual Variable Life Account,
                 Northwestern Mutual Series Fund, Inc.,
                 Fidelity VIP Mid Cap Portfolio and Russell
                   Investment Funds.........................  6
               Northwestern Mutual..........................  6
               The Account..................................  6
               The Funds....................................  6
                 Northwestern Mutual Series Fund, Inc.......  6
                 Fidelity VIP Mid Cap Portfolio.............  6
                 Russell Investment Funds...................  6
              Information About the Policy..................  7
               Availability Limitations.....................  7
               Premiums.....................................  7
               Policy Value.................................  7
               Death Benefit................................  7
                 Death Benefit Options......................  7

                                                             Page
                                                             ----
               Choice of Tests for Tax Purposes.............   7
               Death Benefit Changes........................   8
               Allocations to the Account...................   8
               Charges and Expenses.........................   8
                Premium Expense Charges.....................   8
                Charges Against the Policy Value............   9
                Surrender Charge............................  10
                Expenses of the Funds.......................  10
               Cash Value...................................  10
               Policy Loans.................................  10
               Withdrawals of Cash Value....................  10
               Termination and Reinstatement................  11
               Right to Return Policy.......................  11
               Other Policy Provisions......................  11
                Owner.......................................  11
                Beneficiary.................................  11
                Incontestability............................  11
                Suicide.....................................  11
                Misstatement of Age or Sex..................  11
                Collateral Assignment.......................  11
                Deferral of Determination and Payment.......  11
                Dividends...................................  11
               Voting Rights................................  11
               Substitution of Fund Shares and Other Changes  12
               Reports......................................  12
               Financial Statements.........................  12
               Legal Proceedings............................  12
               Illustrations................................  12
               Tax Considerations...........................  12
                General.....................................  12
                Life Insurance Qualification................  13
                Tax Treatment of Life Insurance.............  13
                Modified Endowment Contracts................  13
                Estate and Generation Skipping Taxes........  14
                Other Tax Considerations....................  14
               Appendix A...................................  16

PROSPECTUS

Northwestern Mutual Variable Joint Life

Flexible Premium Variable Joint Life Insurance Policy
Insurance Payable on Second Death

Summary of Benefits and Risks


The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policies.

Benefits of the Policies

Death Benefit The primary benefit of your Policy is the life insurance protection that it provides. The death benefit is payable on the second death while the Policy is inforce. The Policy offers a choice of three death benefit options: Specified Amount (Option A); Specified Amount Plus Policy Value (Option B)--The Policy Value is the cumulative amount invested less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the Monthly Policy Charges; or Specified Amount Plus Premiums Paid (Option C). You select the Specified Amount when you purchase the Policy. In addition, we will increase the death benefit under any of the Options, if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values You may surrender your Policy for the cash value at any time during the lifetime of at least one of the insured persons. You may make a withdrawal of cash value. You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, using the Policy as security.

Flexibility You may select the death benefit option and Specified Amount subject to our availability limits. You control the amount and timing of premium payments, within limits. You choose the test for qualifying this Policy as "life insurance" for federal income tax purposes. After a Policy is issued you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. You may direct the allocation of your premiums and apportion the Northwestern Mutual Variable Life Account ("Account") assets supporting your Policy among the 24 divisions of the Account. You may transfer accumulated amounts from one division to another.

Tax Benefits You are generally not taxed on your Policy's investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policies

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached prospectuses for the Funds.

Policy for Long-Term Protection Your Policy is designed to serve your need for long-term life insurance protection. It is not suitable for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse Your Policy will lapse if you do not pay sufficient premium to keep it inforce. Favorable investment experience will reduce the chance the Policy will lapse but we do not guarantee investment experience. Policy loans or withdrawals of cash value may increase the premium needed to keep the Policy inforce.

Limitations on Access to Your Values A withdrawal of cash value may not reduce the loan value to less than any Policy debt outstanding. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining cash value must be at least three times the most recent Monthly Policy Charge. The minimum amount for a withdrawal is $250. A withdrawal of cash value will reduce the death benefit.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty may apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

                                                                     Prospectus

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. See "Charges and Expenses," p. 8, for a more detailed description.

Transaction Fees

This table describes the fees and expenses that you will pay when you pay premiums, transfer amounts between the Account divisions, make a withdrawal, change the Specified Amount or change the death benefit option. See "Charges and Expenses", p. 8, for a more detailed description.

                             When Charge is                                                                    Maximum Amount
        Charge                  Deducted                             Current Amount Deducted                      Deducted
------------------------------------------------------------------------------------------------------------------------------
Taxes Attributable to  When you pay premiums       3.6% of the premium                                         Same as current
Premiums                                                                                                       amount
------------------------------------------------------------------------------------------------------------------------------
Sales Load             When you pay premiums       Up to 6.4% for the first 10 Policy years; up to 2.4%        Same as current
                                                   thereafter (1)                                              amount
------------------------------------------------------------------------------------------------------------------------------
Fee for Transfer of    When you make more          Currently waived                                            $25
Assets, Withdrawals or than 12 transfers of assets
Change of Specified    among the Account
Amount                 divisions in a Policy year,
                       make withdrawals or
                       change the Specified
                       Amount more than once
                       in a Policy year
------------------------------------------------------------------------------------------------------------------------------
Fee for Change in the  When you change the         Currently waived                                            $250
Death Benefit Option   death benefit option
------------------------------------------------------------------------------------------------------------------------------
Surrender Charge       When you surrender the      50% during the first Policy year grading to zero at the end Same as current
                       Policy                      of the tenth Policy year (2)                                amount

(1) The sales load in Policy years 1-10 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 2.4% Sales load. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons.
(2) The surrender charge is applied to the premiums actually paid during the first Policy year or the Target Premium, whichever is less. Beginning with the second Policy year, the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year.

Prospectus

Periodic Charges Other Than Fund Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Funds, that you will pay periodically during the time that you own the Policy. See "Charges and Expenses" p. 8, for a more detailed description.

                        When Charge is                                                                   Maximum Amount
       Charge              Deducted                        Current Amount Deducted                          Deducted
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly, on each   $0.00166--$645.44 per year per $1,000 of net amount at risk $0.00166--$1,000 per
Charge--Cost of       monthly processing (5)                                                         year per $1,000 of net
Insurance Charge      date                                                                           amount at risk (6)
(3)(4)
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly, on each   0.20% annually (monthly rate of 0.01667%) of the Policy     0.90% annually
Charge--Mortality     monthly processing Value, less any Policy debt                                 (monthly rate of
and Expense Risk      date                                                                           0.07500%) of the
Charge--Invested                                                                                     Policy Value, less any
Assets Component                                                                                     Policy debt
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly on each    $0.04--$1.72 annually (monthly rate of $0.00333--           Same as current
Charge--Mortality     monthly processing $0.14333) for the first ten Policy years (7)                amount
and Expense Risk      date
Charge--Specified
Amount Component
(4)
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly, on each   $60 annually ($5 monthly)                                   $90 annually ($7.50
Charge--              monthly processing                                                             monthly)
Administrative Charge date
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly on each    $0.18--$0.42 annually (monthly rate of 1.5c--3.5c) for the  Same as current
Charge--              monthly processing first ten Policy years (8)                                  amount
Underwriting and      date
Issue Charge (4)
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly, on each   7.5% annually (monthly rate of 0.62500%) for the first ten  Same as current
Charge--Deferred      monthly processing Policy years (9)                                            amount
Sales Charge          date
---------------------------------------------------------------------------------------------------------------------------
Monthly Policy        Monthly, on each   0.90% annually (monthly rate of 0.07500%) for the first ten 2% annually (monthly
Charge--Charge for    monthly processing Policy years; 0.35% annually (monthly rate of 0.02917%)     rate of 0.16667%)
Expenses and Taxes    date               thereafter
Associated with Any
Policy Debt (10)

(3) The cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the issue age, sex and risk classification of the insured persons, the Policy date and Policy duration.
(4) The charge varies based on individual characteristics. The rates shown in the table may not be representative of the charge a particular Policyowner may pay. For information about the rate for your particular situation you may request a personalized illustration from your Northwestern Mutual Financial Representative.
(5) For a male and female insured, both age 45 in the best risk classification, the current cost of insurance rate is $0.00993 per year per $1,000 of net amount at risk.
(6) For a male and female insured, both age 45 in the best risk classification, the maximum cost of insurance rate is $0.00993 per year per $1,000 of net amount at risk.
(7) The charge is applied per $1,000 of initial Specified Amount and varies by the issue ages of the insured persons. The annual charge for a male and female insured, both age 45, with an initial Specified Amount of $1,000,000 is $410 for the first ten Policy years.
(8) The charge is applied per $1,000 of initial Specified Amount and varies by the risk classification of the insured persons. The charge may not exceed $900--$1,200. The annual charge for a male and female insured, both age 45 in the best risk classification, with an initial Specified Amount of $1,000,000 is $180 for the first ten Policy years.
(9) The charge is applied to premiums paid during the first Policy year up to the Target Premium. During the first Policy year the charge is based on premiums paid to date up to the Target Premium.
(10) The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

                      (Notes continued on following page)

                                                                     Prospectus

Annual Fund Operating Expenses

This table describes the fees and expenses for the Funds that you will pay daily during the time that you own the Policy. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2002. Information for the Russell Insurance Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds. Information for new Funds is estimated. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.21%   1.48%

Management Fees and Other Expenses for the Funds

Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2002, except as otherwise set forth in the notes to this table.

                                                                                              Total Net Operating
                                                                                              Expenses (Including
                                                     Investment                       Total   Contractual Waivers,
                                                      Advisory   Other              Operating   Limitations and
Fund or Portfolio                                       Fees    Expenses 12b-1 Fees Expenses    Reimbursements)
-----------------                                    ---------- -------- ---------- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.59%     0.01%        --      0.60%          0.60%
  T. Rowe Price Small Cap Value Portfolio/1/........   0.85%     0.17%        --      1.02%          1.00%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%        --      0.52%          0.52%
  International Growth Portfolio/2/.................   0.75%     0.40%        --      1.15%          1.10%
  Franklin Templeton International Equity Portfolio.   0.67%     0.07%        --      0.74%          0.74%
  AllianceBernstein Mid Cap Value Portfolio/3/......   0.85%     0.18%        --      1.03%          1.00%
  Index 400 Stock Portfolio.........................   0.25%     0.03%        --      0.28%          0.28%
  Janus Capital Appreciation Portfolio/4/...........   0.80%     0.38%        --      1.18%          0.90%
  Growth Stock Portfolio............................   0.42%     0.01%        --      0.43%          0.43%
  Large Cap Core Stock Portfolio/5/.................   0.57%     0.01%        --      0.58%          0.58%
  Capital Guardian Domestic Equity Portfolio/6/.....   0.65%     0.05%        --      0.70%          0.70%
  T. Rowe Price Equity Income Portfolio/7/..........   0.65%     0.13%        --      0.78%          0.75%
  Index 500 Stock Portfolio.........................   0.20%     0.01%        --      0.21%          0.21%
  Asset Allocation Portfolio/8/.....................   0.60%     0.27%        --      0.87%          0.75%
  Balanced Portfolio................................   0.30%     0.00%        --      0.30%          0.30%
  High Yield Bond Portfolio.........................   0.51%     0.03%        --      0.54%          0.54%
  Select Bond Portfolio.............................   0.30%     0.00%        --      0.30%          0.30%
  Money Market Portfolio/9/.........................   0.30%     0.00%        --      0.30%          0.30%

Fidelity VIP Mid Cap Portfolio......................   0.58%     0.12%     0.25%      0.95%          0.95%

Russell Investment Funds
  Multi-Style Equity Fund/10/.......................   0.78%     0.21%        --      0.99%          0.87%
  Aggressive Equity Fund/11/........................   0.95%     0.41%        --      1.36%          1.05%
  Non-U.S. Fund/12/.................................   0.95%     0.53%        --      1.48%          1.15%
  Real Estate Securities Fund/13/...................   0.85%     0.14%        --      0.99%          0.99%
  Core Bond Fund/14/................................   0.60%     0.20%        --      0.80%          0.70%

 1.T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Funds' advisor, Mason Street Advisors, LLC ("MSA") has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.00% of the average net assets of the
   T. Rowe Price Small Cap Value Portfolio.
 2.International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.
 3.AllianceBernstein Mid Cap Value Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers

Prospectus
   which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 1.00% of the average net assets of the AllianceBernstein Mid Cap Value Portfolio.
 4.Janus Capital Appreciation Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 0.90% of the average net assets of the Janus Capital Appreciation Portfolio.
 5.Large Cap Core Stock Portfolio Prior to January 31, 2003 this Portfolio was named the J. P. Morgan Select Growth and Income Stock Portfolio. Effective on that date the investment advisory agreement was amended to conform the investment advisory fee to the corresponding fee for the Growth Stock Portfolio. If this amendment had been in effect for the 12 months ended December 31, 2002, investment advisory fees for 2002 would have been 0.43% and total operating expenses would have been 0.44%.
 6.Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Capital Guardian Domestic Equity Portfolio.
 7.T. Rowe Price Equity Income Portfolio Expenses are estimated for 2003 at annualized rates. MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses would be estimated at 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.
 8.Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the Asset Allocation Portfolio.
 9.Money Market Portfolio  MSA has voluntarily waived its management fee since
   December 2, 2002. Taking the fee waiver into account the total operating expenses for the 12 months ended December 31, 2002 were 0.27%.
10.Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
   Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
11.Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
12.Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
13.Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.
14.Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2004, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.

                                                                     Prospectus

The Northwestern Mutual Life Insurance Company,
Northwestern Mutual Variable Life Account,
Northwestern Mutual Series Fund, Inc., Fidelity VIP
Mid Cap Portfolio and Russell Investment Funds



Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $102 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 7,000 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

The Account

We established Northwestern Mutual Variable Life Account (the "Account") by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies, including other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has 24 divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

The Funds

Northwestern Mutual Series Fund, Inc.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to six of the Portfolios.

The types of investments for each of the Portfolios of the Fund are indicated by the names of the Portfolios. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

Fidelity VIP Mid Cap Portfolio

The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organization or researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The types of investments for each of the Russell Investment Funds are indicated by the names of the Funds. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Investment Funds.

Prospectus

Information About the Policy



Availability Limitations

The Variable Joint Life Policy is available for two insureds each between ages 20 and 85. The minimum Specified Amount of insurance is $1,000,000, or $500,000 if the older insured's issue age is age 50 or older.

Premiums

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the 95th birthday of the younger insured and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured persons.

We calculate a Target Premium when the Policy is issued and we use the Target Premium in determining the sales load, commissions, surrender charge and other expense charges during the first 10 Policy years. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the Target Premium is $18.58 per $1,000 of initial Specified Amount. The Target Premium will never exceed $100 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain inforce during the lifetime of at least one of the insured persons so long as the cash value is sufficient to pay the Monthly Policy Charge.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insureds meet our insurability requirements and we receive the premium prior to the anniversary nearest the older insured's 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test, we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. See "Choice of Tests for Tax Purposes", below and "Tax Considerations", p. 12.

We accept premium payment by various means, including check and electronic funds transfer (EFT).

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the Monthly Policy Charge.

Death Benefit

Death Benefit Options The death benefit is payable on the second death while the Policy is inforce. The Policy provides for three death benefit options:

..  Specified Amount (Option A)

..  Specified Amount Plus Policy Value (Option B)  See "Policy Value" above.

..  Specified Amount Plus Premiums Paid (Option C)

You select the Specified Amount when you purchase the Policy.

The selected death benefit option will be in effect before the Policy anniversary nearest the 100th birthday of the younger insured (whether they survived to age 100, or not), and the death benefit will be equal to the Policy Value after that date.

Under any of the options, or on or after the Policy anniversary nearest the 100th birthday of the younger insured, we will increase the death benefit if necessary to meet the definitional requirements for life insurance for federal income tax purposes as discussed below.

Choice of Tests for Tax Purposes A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured persons advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown in the table on the following page. The attained age of the younger insured is used even if the younger insured is no longer living.

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                         Guideline Premium/Cash Value
                            Corridor Test Multiples
                              Younger Insured Age

                               Attained   Policy
                                 Age      Value %
                               --------   -------
                              40 or under   250
                              41.........   243
                              42.........   236
                              43.........   229
                              44.........   222
                              45.........   215
                              46.........   209
                              47.........   203
                              48.........   197
                              49.........   191
                              50.........   185
                              51.........   178
                              52.........   171
                              53.........   164
                              54.........   157
                              55.........   150
                              56.........   146
                              57.........   142
                              58.........   138
                              59.........   134
                              60.........   130

                                Attained  Policy
                                  Age     Value %
                                --------  -------
                               61........   128
                               62........   126
                               63........   124
                               64........   122
                               65........   120
                               66........   119
                               67........   118
                               68........   117
                               69........   116
                               70........   115
                               71........   113
                               72........   111
                               73........   109
                               74........   107
                               75-90.....   105
                               91........   104
                               92........   103
                               93........   102
                               94........   101
                               95 or over   100

For the Cash Value Accumulation Test, the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of both insureds and the Policy's underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower death benefit and therefore a lower cost of insurance charge. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

Death Benefit Changes After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. See "Tax Considerations", p.
12. The cost of insurance charge will increase if a change results in a larger net amount at risk. See "Charges against the Policy Value", p. 9.

Allocations to the Account

We place the initial net premium in the Account on the Policy date. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office. Net premiums are premiums less the Premium Expense Charges. See "Premium Expense Charges" below.

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p.
11. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocations must be in whole percentages.

You may transfer accumulated amounts from one division of the Account to another. Transfers are effective on the date we receive a written request at our Home Office. If you contemplate the transfer of funds from one division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. We reserve the right to charge a fee of up to $25, to cover administrative costs of transfers, if there are more than twelve transfers in a Policy year. We are currently waiving these fees.

Charges and Expenses

Premium Expense Charges We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.6% of the premium. Of this amount, 2.35% is for state premium taxes. This 2.35% rate is

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an average rate since premium tax rates vary from state to state (they currently range from 0.5% to 3.5% of life insurance premiums.) We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of our federal income taxes attributable to the treatment of deferred acquisition costs. We may change the charge for taxes to reflect any changes in the law.

We deduct a Sales Load for sales costs from each premium. The charge is 6.4% of the premiums paid up to the Target Premium for the first ten Policy years, and 2.4% of all other premiums. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below.

Charges Against the Policy Value We deduct a Monthly Policy Charge from the Policy Value on each monthly processing date. See "Policy Value", p. 7. The Monthly Policy Charge includes (1) the Cost of Insurance Charge, (2) the Mortality and Expense Risk Charge--Invested Assets Component, (3) the Mortality and Expense Risk Charge--Specified Amount Component, (4) the Administrative Charge, (5) the Underwriting and Issue Charge, (6) the Deferred Sales Charge and (7) the charge for the expenses and taxes associated with any Policy debt. These seven components of the Monthly Policy Charge are described in the following seven paragraphs.

As part of the Monthly Policy Charge, we deduct the Cost of Insurance Charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the Policy date, Policy duration, and the issue age, sex and risk classification of the insured persons. The maximum cost of insurance rates are included in the Policy.

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the invested assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value. Currently the charge is equal to an annual rate of 0.20% (0.01667% monthly rate) of the Policy Value. The mortality risk is that insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

As part of the Monthly Policy Charge, we deduct from the Policy Value the Mortality and Expense Risk Charge-- Specified Amount Component. The Specified Amount component is based on the initial Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from 4c per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A, p. 16 The mortality risk is that insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $7.50 monthly. Currently this charge will be $5 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policyowners. We do not expect to profit from this charge.

As part of the Monthly Policy Charge, we deduct the Underwriting and Issue Charge based on the initial Specified Amount and the risk classification of the insureds. This charge applies during the first 10 Policy years. The range is from 1.5c to 3.5c per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

As part of the Monthly Policy Charge, we deduct the Deferred Sales Charge. The charge is 7.5% (0.625% monthly rate) of premiums paid during the first Policy year (up to the Target Premium). During the first Policy year the monthly deduction is based on cumulative premiums paid to date up to the Target Premium. The charge applies during the first 10 Policy years. This charge is for sales expenses.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy debt for the first 10 Policy years and 0.35% (0.029167% monthly rate) thereafter.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy year, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions.

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Surrender Charge We will deduct a surrender charge from the Policy proceeds if you surrender the Policy during the first 10 Policy years. During the first Policy year the surrender charge is equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. The Target Premium, and therefore the maximum surrender charge, depends on the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination. Beginning with the second Policy year the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year. No surrender charge applies to a withdrawal of cash value.

Expenses of the Funds The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio or Fund. The expenses are summarized on page 4. See the attached mutual fund prospectuses for more information about those expenses.

Cash Value

You may surrender a Policy for the cash value at any time during the lifetime of at least one of the insured persons. The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

You may effectively accomplish a partial surrender of your Policy by a withdrawal of Cash Value. See "Withdrawals of Cash Value", below.

Policy Loans

You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, on the date of the loan, using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan plus the surrender charge equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. See "Termination and Reinstatement", p. 11. We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date.

A Policy loan may have important tax consequences. See "Tax Considerations", p. 12.

Withdrawals of Cash Value

You may make a withdrawal of cash value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value less the surrender charge. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining cash value must be at least three times the most recent Monthly Policy Charge. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of cash value decreases the death benefit, and may also decrease the Specified Amount. The decrease depends on the death benefit option and the size of any prior increases in death benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations the death benefit will decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from cash value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of cash value may have important tax consequences. See "Tax Considerations", p. 12.


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Termination and Reinstatement

If the cash value is less than the Monthly Policy Charge on any monthly processing date, we allow a grace period of 61 days for a premium payment to keep the Policy inforce. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy inforce and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within three years. The insureds must provide satisfactory evidence of insurability. The minimum amount of premium required for reinstatement will be the sum of all Monthly Policy Charges that were due and unpaid when the Policy terminated plus three times the Monthly Policy Charge due on the effective date of reinstatement.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, less premium expense charges, plus any Policy debt, less the sum of all Monthly Policy Charges that were due and unpaid before the end of the grace period, less the Monthly Policy Charge due on the effective date of the reinstatement. We will allocate the Policy Value, less any Policy debt, among the Account divisions based on the allocations for premiums currently in effect.

A Policy may not be reinstated after the Policy has been surrendered for its cash value or if either of the insured persons has died after the end of the grace period.

See "Tax Considerations", p. 12, for a discussion of the tax effects associated with termination and reinstatement of a Policy.

Right to Return Policy

You may return a Policy within 10 days (or later where required by state law) after you receive the Policy. In some states you may return the Policy within 45 days after you have signed the application for insurance. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If you return it, we will consider the Policy void from the beginning. We will refund the sum of the amounts deducted from the premium paid plus the Policy Value less any Policy debt on the date the returned Policy is received. In some states, the amount we refund will not be less than the premium you paid.

Other Policy Provisions

Owner. The owner is identified in the Policy. The owner may exercise all rights under the Policy while at least one of the insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. "You" in this prospectus means the owner or prospective purchaser of a Policy.

Beneficiary. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

Incontestability. We will not contest a Policy after it has been inforce during the lifetime of at least one insured for two years from the date of issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been inforce during the lifetime of at least one insured for two years from the date of issuance of the increase.

Suicide. If either insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If either insured dies by suicide within one year of the date of issuance or an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the Monthly Policy Charges attributable to the increase.

Misstatement of Age or Sex. If the age or sex of either of the insureds has been misstated, we will adjust the Monthly Policy Charges under a Policy to reflect the correct age and sex of both insured persons.

Collateral Assignment. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment. We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

Dividends. The Policy may share in our divisible surplus to the extent it contributes to this surplus. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

Voting Rights

We are the owner of the shares of the mutual funds in which all assets of the Account are invested. As the owner of the

                                                                     Prospectus
shares we will exercise our right to vote the shares to elect directors of the mutual funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any mutual fund shareholders' meeting. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares of the mutual funds held in our general account in the same proportions as the shares for which we have received voting instructions. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give voting instructions is determined by dividing the amount of the Policy Value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

Reports

At least once each Policy year you will receive a statement showing the death benefit, cash value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

Financial Statements

Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

Legal Proceedings

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

Illustrations

Your financial representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured persons and will reflect such factors as the Specified Amount, death benefit option and premium payments as you select.

Tax Considerations

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this discussion as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the

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estate tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification   Section 7702 of the Code defines life insurance
for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. See "Choice of Tests for Tax Purposes", p. 7. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

We believe that the Policies comply with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes in the Policies if necessary to qualify the Policies as life insurance for tax purposes.

Tax Treatment of Life Insurance While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 14.

As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed value remaining in the Policy to cover the interest payment required to keep the Policy in force, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes.

If the benefits are reduced during the lifetime of either insured, for example, by requesting a decrease in the Specified

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Amount or, in some cases, by lapsing the Policy or making a withdrawal of cash value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract.

A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Policy Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Estate and Generation Skipping Taxes The amount of the death benefit will generally be includible in the owner's estate for federal estate tax purposes if the last surviving insured owned the Policy. If the owner is not the last surviving insured, the fair market value of the Policy is includible in the owner's estate.

The federal estate tax and gift tax are integrated under a unified rate schedule which effectively excludes estates of less than $625,000 from federal estate taxes. The exclusion will be increased in several steps to $1 million in the year 2006 under current law. In addition, an unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the surviving spouse.

If ownership of the Policy is transferred to a person two or more generations younger than the owner, the value of the Policy may be taxable. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. You should consult a qualified tax adviser if you contemplate transfer of ownership to grandchildren.

Other Tax Considerations The Policy permits the owner to exchange the Policy for two policies, one on the life of each insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The exchange must be made while both insureds are alive (and neither insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The Internal Revenue Service has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not, such a split of the Policy could result in the recognition of taxable income.

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then IRS Notice 2001-10, published on January 29, 2001, provided, as interim guidance, that the employer under a split dollar arrangement could be treated by the parties as making loans to the employee or as acquiring beneficial ownership of the contract attributable to its share of premium payments. Notice 2001-10 also replaced the government P.S. 58 table with Table 2001.

Prospectus

On January 3, 2002, the Internal Revenue Service published Notice 2002-8 which:
(1) revoked Notice 2001-10 and restored prior law (amended to allow loan treatment); (2) provided that future proposed regulations are expected to require that collateral assignment split dollar arrangements be taxed under a loan regime and endorsement split dollar arrangements be taxed under a Code section 83 economic benefit regime; (3) provided that, on an interim basis, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates must satisfy additional sales requirements); and (4) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.

Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction, you should consult a qualified tax adviser.

On July 3, 2002, the Treasury and Internal Revenue Service issued proposed regulations regarding the taxation of split dollar arrangements. The proposed regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the current life insurance protection transferred to the employee and
(ii) any other economic benefits, including an interest in the cash surrender value of the policy, to which the employee is provided any right or benefit during the taxable year. The proposed regulations have not been finalized and final regulations will apply only to arrangements entered into after their publication in the Federal Register.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by a public employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

On October 22, 2002, the Treasury and the Internal Revenue Service issued temporary and proposed regulations that require taxpayers to annually report all "reportable transactions" as defined in the regulations. "Reportable transactions" include transactions that are offered under conditions of confidentiality, investments by a public company or a business with assets of $100 million or more that produce a book-tax difference of $10 million or more, or transactions that include a tax indemnity. Although it is expected that a "reportable transaction" will be defined more narrowly in the final regulations, the purchase of certain large life insurance policies by businesses may qualify as a "reportable transaction".


                                                                     Prospectus

APPENDIX A

  Monthly Policy Charge--Mortality and Expense Risk Charge--Specified Amount
                                   Component
        Table of Annual Charges Per $1,000 of Initial Specified Amount

                     Issue Annual Issue Annual Issue Annual
                     Age*  Charge Age*  Charge Age*  Charge
                     ----  ------ ----- ------ ----- ------
                     20-25 $0.04   42    0.33     59  0.94
                        26  0.05   43    0.36     60  0.99
                        27  0.06   44    0.38     61  1.04
                        28  0.07   45    0.41     62  1.10
                        29  0.08   46    0.44     63  1.15
                        30  0.09   47    0.47     64  1.21
                        31  0.10   48    0.50     65  1.26
                        32  0.11   49    0.53     66  1.31
                        33  0.12   50    0.57     67  1.35
                        34  0.13   51    0.60     68  1.40
                        35  0.14   52    0.63     69  1.44
                        36  0.17   53    0.66     70  1.49
                        37  0.19   54    0.69     71  1.54
                        38  0.22   55    0.72     72  1.58
                        39  0.25   56    0.77     73  1.63
                        40  0.28   57    0.83     74  1.67
                        41  0.30   58    0.88  75-85  1.72

* The issue age used in this calculation equals the younger insured issue age plus an age adjustment. The age adjustment is based on the age difference (older issue age minus younger issue age) and this schedule:

                                Age        Age
                             Difference Adjustment
                              (years)    (years)
                             ---------- ----------
                                0- 1        0
                                2- 4        1
                                5- 8        2
                                9-14        3
                               15-24        4
                               25-34        5
                               35-44        6
                               45-54        7
                               55-65        8

Example: For a Policy at issue ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the issue age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge--Mortality and Expense Risk Charge--Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge--Mortality and Expense Risk Charge--Specified Amount component annual charge and the Monthly Policy Charge--Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge--Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

Prospectus

Additional information about Northwestern Mutual Variable Life Account is provided in a Statement of Additional Information which we have filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information is available without charge if you call 1-888-455-2232.


                                                                     Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commissions (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.



Northwestern Mutual

Northwestern Mutual Variable Joint Life
Northwestern Mutual Variable Life Account
Northwestern Mutual Series Fund, Inc.
Fidelity VIP Mid Cap Portfolio
Russell Investment Funds
                                        The Northwestern Mutual
                                        Life Insurance Company - Milwaukee, WI
                                        www.northwesternmutual.com

                                        71-2010 (0599) (REV 0503)

Prospectuses

Investment Company Act
File Nos. 811-3990, 811-7205 and 811-5371



[LOGO Northwestern Mutual here]

P.O. Box 3095
Milwaukee, WI 53201-3095

                       STATEMENT OF ADDITIONAL INFORMATION

                               VARIABLE JOINT LIFE
                  (Flexible Premium Joint Life Insurance Policy
                       Insurance Payable on Second Death)

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                (the "Account"),

                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Policy. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


              The Date of the Prospectus to which this Statement of
                 Additional Information Relates is May 1, 2003.

              The Date of this Statement of Additional Information
                                 is May 1, 2003.

                          DISTRIBUTION OF THE POLICIES

         The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

         NMIS may be considered the underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:

                   Year                        Amount
                   ----                        ------
                   2002                     $ 97,054,099
                   2001                     $120,720,024
                   2000                     $154,396,431

         Commissions paid to our agents will not exceed 40% of the premium up to the Target Premium for the first year, 6% of the premium up to the Target Premium for the second through tenth years, and 2-3/4% of all other premium. Agents also receive commissions equal to .10% of Policy Value less Policy debt in Policy years 6 and later.

         Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                     EXPERTS

         The financial statements of the Account as of December 31, 2002 and for each of the two years in the period ended December 31, 2002 and of Northwestern Mutual as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Financial Statements

Northwestern Mutual Variable Life Account
Statement of Assets and Liabilities
December 31, 2002
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     60,988 shares (cost $109,977)...................................... $ 88,737
    T. Rowe Price Small Cap Value
     24,810 shares (cost $25,180).......................................   23,644
    Aggressive Growth Stock
     112,441 shares (cost $370,716).....................................  245,459
    International Growth Stock
     5,596 shares (cost $4,584).........................................    4,421
    Franklin Templeton International Equity
     159,554 shares (cost $236,427).....................................  163,382
    Index 400 Stock
     75,571 shares (cost $83,113).......................................   71,944
    Growth Stock
     117,667 shares (cost $247,216).....................................  186,856
    J.P. Morgan Select Growth and Income Stock
     126,706 shares (cost $170,047).....................................  109,981
    Capital Guardian Domestic Equity
     24,831 shares (cost $21,334).......................................   18,822
    Index 500 Stock
     181,007 shares (cost $514,808).....................................  392,243
    Asset Allocation
     9,203 shares (cost $8,491).........................................    7,897
    Balanced
     129,031 shares (cost $227,716).....................................  209,288
    High Yield Bond
     58,130 shares (cost $43,624).......................................   32,727
    Select Bond
     59,452 shares (cost $70,746).......................................   75,563
    Money Market
     119,895 shares (cost $119,895).....................................  119,895
   Russell Insurance Funds
    Multi-Style Equity
     6,865 shares (cost $88,572)........................................   62,056
    Aggressive Equity
     3,252 shares (cost $37,473)........................................   30,116
    Non-U.S.
     4,937 shares (cost $47,060)........................................   35,546
    Core Bond
     3,333 shares (cost $33,989)........................................   34,729
    Real Estate Securities
     2,750 shares (cost $29,435)........................................   28,905    $1,942,211
                                                                         --------
 Due from Northwestern Mutual Life Insurance Company....................                    486
                                                                                     ----------
       Total Assets.....................................................             $1,942,697
                                                                                     ==========
Liabilities
  Due to Northwestern Mutual Life Insurance Company.....................             $      132
                                                                                     ----------
       Total Liabilities................................................                    132
                                                                                     ----------
Equity (Note 8)
    Variable Life Policies Issued Before October 11, 1995...............                382,814
    Variable Complife Policies Issued On or After October 11, 1995......              1,401,357
    Variable Executive Life Policies Issued On or After March 2, 1998...                 87,373
    Variable Joint Life Policies Issued On or After December 10, 1998...                 71,021
                                                                                     ----------
       Total Equity.....................................................              1,942,565
                                                                                     ----------
       Total Liabilities and Equity.....................................             $1,942,697
                                                                                     ==========

     The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Operations
(in thousands)

                                                                                         T. Rowe Price
                                                             Small Cap Growth           Small Cap Value
                                       Combined               Stock Division               Division#
                               ------------------------  ------------------------  ------------------------
                                Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                               December 31, December 31, December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001         2002         2001
-------------------------------------------------------------------------------------------------------------
Investment Income
 Dividend Income..............  $  31,707    $ 127,172     $    131      $   5       $   124        $ 15
 Mortality and
   Expense Risks..............    (10,183)      (7,362)        (487)      (276)          (86)         (6)
 Taxes........................       (814)      (2,636)         (18)       (93)           (6)         (1)
                                ---------    ---------     --------      -----       -------        ----
 Net Investment
   Income (Loss)..............     20,710      117,174         (374)      (364)           32           8
                                ---------    ---------     --------      -----       -------        ----

Realized and Unrealized
 Gain (Loss) on Investments
 Realized Gain
   (Loss) on
   Investments................    (11,929)         199         (736)      (296)          172          --
 Unrealized
   Appreciation (Depreciation)
   of Investments
   During the Period..........   (369,861)    (300,285)     (17,491)        21        (2,018)        483
                                ---------    ---------     --------      -----       -------        ----
 Net Gain (Loss) on
   Investments................   (381,790)    (300,086)     (18,227)      (275)       (1,846)        483
                                ---------    ---------     --------      -----       -------        ----
 Increase
   (Decrease) in
   Equity Derived
   from Investment
   Activity...................  $(361,080)   $(182,912)    $(18,601)     $(639)      $(1,814)       $491
                                =========    =========     ========      =====       =======        ====


                                   Aggressive Growth       International Growth
                                    Stock Division            Stock Division#
                               ------------------------  ------------------------
                                Year Ended   Year Ended   Year Ended  Period Ended
                               December 31, December 31, December 31, December 31,
                                   2002         2001         2002         2001
----------------------------------------------------------------------------------
Investment Income
 Dividend Income..............   $    238    $  55,735      $  23         $ --
 Mortality and
   Expense Risks..............     (1,457)      (1,156)       (15)          (1)
 Taxes........................       (101)        (419)        (1)          --
                                 --------    ---------      -----         ----
 Net Investment
   Income (Loss)..............     (1,320)      54,160          7           (1)
                                 --------    ---------      -----         ----

Realized and Unrealized
 Gain (Loss) on Investments
 Realized Gain
   (Loss) on
   Investments................     (2,733)         470       (297)          --
 Unrealized
   Appreciation (Depreciation)
   of Investments
   During the Period..........    (59,041)    (113,399)      (173)          10
                                 --------    ---------      -----         ----
 Net Gain (Loss) on
   Investments................    (61,774)    (112,929)      (470)          10
                                 --------    ---------      -----         ----
 Increase
   (Decrease) in
   Equity Derived
   from Investment
   Activity...................   $(63,094)   $ (58,769)     $(463)        $  9
                                 ========    =========      =====         ====

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Operations
(in thousands)

                                            Franklin Templeton
                                               International               Index 400
                                              Equity Division           Stock Division         Growth Stock Division
                                         ------------------------  ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001         2002         2001
-----------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income ......................   $  3,431     $ 16,480     $    502      $ 439       $  2,122     $  7,586
  Mortality and Expense Risks...........       (954)        (719)        (354)      (163)        (1,057)        (773)
  Taxes.................................        (70)        (260)         (13)       (53)           (52)        (271)
                                           --------     --------     --------      -----       --------     --------
  Net Investment Income (Loss)..........      2,407       15,501          135        223          1,013        6,542
                                           --------     --------     --------      -----       --------     --------

Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss)
   on Investments.......................     (2,938)        (282)        (236)        (7)        (1,528)         352
  Unrealized Appreciation
   (Depreciation) of
   Investments During the Period........    (33,186)     (40,155)     (11,036)       718        (45,647)     (34,280)
                                           --------     --------     --------      -----       --------     --------
  Net Gain (Loss) on Investments........    (36,124)     (40,437)     (11,272)       711        (47,175)     (33,928)
                                           --------     --------     --------      -----       --------     --------
  Increase (Decrease) in Equity
   Derived from Investment Activity.....   $(33,717)    $(24,936)    $(11,137)     $ 934       $(46,162)    $(27,386)
                                           ========     ========     ========      =====       ========     ========

                                            J.P. Morgan Select         Capital Guardian
                                             Growth and Income          Domestic Equity
                                              Stock Division               Division#
                                         ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended  Period Ended
                                         December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001
--------------------------------------------------------------------------------------------
Investment Income
  Dividend Income ......................   $  1,053     $  4,135     $   222        $ 23
  Mortality and Expense Risks...........       (655)        (530)        (59)         (5)
  Taxes.................................        (39)        (188)         (4)         (1)
                                           --------     --------     -------        ----
  Net Investment Income (Loss)..........        359        3,417         159          17
                                           --------     --------     -------        ----

Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss)
   on Investments.......................     (2,575)        (204)        (94)         (2)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the Period........    (38,293)     (13,126)     (2,814)        302
                                           --------     --------     -------        ----
  Net Gain (Loss) on Investments........    (40,868)     (13,330)     (2,908)        300
                                           --------     --------     -------        ----
  Increase (Decrease) in Equity
   Derived from Investment Activity.....   $(40,509)    $ (9,913)    $(2,749)       $317
                                           ========     ========     =======        ====

#The initial investment in this Division was made on July 31, 2001.

     The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Operations
(in thousands)

                                            Index 500
                                          Stock Division        Asset Allocation Division#       Balanced Division
                                     ------------------------   --------------------------   ------------------------
                                      Year Ended   Year Ended    Year Ended   Period Ended   Year Ended   Year Ended
                                     December 31, December 31,  December 31,  December 31,  December 31, December 31,
(continued)                              2002         2001          2002          2001          2002         2001
----------------------------------------------------------------------------------------------------------------------
Investment Income
 Dividend Income....................  $   5,269     $ 16,748       $ 129          $15         $  7,713     $ 15,012
 Mortality and
   Expense Risks....................     (2,191)      (1,726)        (28)          (2)          (1,069)        (915)
 Taxes..............................       (181)        (633)         (3)          --             (252)        (376)
                                      ---------     --------       -----          ---         --------     --------
 Net Investment
   Income (Loss)....................      2,897       14,389          98           13            6,392       13,721
                                      ---------     --------       -----          ---         --------     --------

Realized and
 Unrealized
 Gain (Loss) on
 Investments
 Realized Gain
   (Loss) on
   Investments......................      5,110        2,729         (22)           5             (625)         559
 Unrealized
   Appreciation (Depreciation)
   of Investments
   During the Period................   (112,454)     (67,629)       (654)          60          (23,644)     (21,699)
                                      ---------     --------       -----          ---         --------     --------
 Net Gain (Loss) on
   Investments......................   (107,344)     (64,900)       (676)          65          (24,269)     (21,140)
                                      ---------     --------       -----          ---         --------     --------
 Increase
   (Decrease) in
   Equity Derived
   from Investment
   Activity.........................  $(104,447)    $(50,511)      $(578)         $78         $(17,877)    $ (7,419)
                                      =========     ========       =====          ===         ========     =======

                                     High Yield Bond Division     Select Bond Division       Money Market Division
                                     ------------------------   ------------------------   ------------------------
                                      Year Ended   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                     December 31, December 31,  December 31, December 31,  December 31, December 31,
(continued)                              2002         2001          2002         2001          2002         2001
--------------------------------------------------------------------------------------------------------------------
Investment Income
 Dividend Income....................   $ 3,479      $ 2,905        $2,499      $ 1,762        $1,835       $3,627
 Mortality and
   Expense Risks....................      (161)        (108)         (258)        (123)         (592)        (419)
 Taxes..............................        (8)         (38)          (24)         (44)          (17)        (112)
                                       -------      -------        ------      -------        ------       ------
 Net Investment
   Income (Loss)....................     3,310        2,759         2,217        1,595         1,226        3,096
                                       -------      -------        ------      -------        ------       ------

Realized and
 Unrealized
 Gain (Loss) on
 Investments
 Realized Gain
   (Loss) on
   Investments......................    (1,107)      (1,060)         704           (45)           --           --
 Unrealized
   Appreciation (Depreciation)
   of Investments
   During the Period................    (3,189)        (861)       3,467         1,419            --           --
                                       -------      -------       ------       -------        ------       ------
 Net Gain (Loss) on
   Investments......................    (4,296)      (1,921)       4,171         1,374            --           --
                                       -------      -------       ------       -------        ------       ------
 Increase
   (Decrease) in
   Equity Derived
   from Investment
   Activity.........................   $  (986)     $   838       $6,388       $ 2,969        $1,226       $3,096
                                       =======      =======       ======       =======        ======       ======

#The initial investment in this Division was made on July 31, 2001.

     The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Operations
(in thousands)

                                                   Russell Multi-          Russell Aggressive           Russell Non-
                                                Style Equity Division        Equity Division            U.S. Division
                                              ------------------------  ------------------------  ------------------------
                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                              December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                                       2002         2001         2002         2001         2002         2001
----------------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income . . . . ...................   $    356     $ 1,011      $    --       $  26       $   629      $   195
  Mortality and Expense Risks................       (285)       (180)        (146)        (85)         (159)        (103)
  Taxes......................................         (6)        (60)          (5)        (28)           (5)         (35)
                                                --------     -------      -------       -----       -------      -------
  Net Investment Income (Loss)...............         65         771         (151)        (87)          465           57
                                                --------     -------      -------       -----       -------      -------

Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss)
   on Investments............................     (1,625)       (545)        (937)       (173)       (3,644)      (1,972)
  Unrealized Appreciation
   (Depreciation) of
   Investments During the Period.............    (14,783)     (7,053)      (5,584)        217        (2,812)      (5,137)
                                                --------     -------      -------       -----       -------      -------
  Net Gain (Loss) on Investments.............    (16,408)     (7,598)      (6,521)         44        (6,456)      (7,109)
                                                --------     -------      -------       -----       -------      -------
  Increase (Decrease) in Equity
   Derived from Investment Activity..........   $(16,343)    $(6,827)     $(6,672)      $ (43)      $(5,991)     $(7,052)
                                                ========     =======      =======       =====       =======      =======

                                                    Russell Core           Russell Real Estate
                                                    Bond Division          Securities Division
                                              ------------------------  ------------------------
                                               Year Ended   Year Ended   Year Ended   Year Ended
                                              December 31, December 31, December 31, December 31,
(continued)                                       2002         2001         2002         2001
-------------------------------------------------------------------------------------------------
Investment Income
  Dividend Income . . . . ...................    $  661        $820       $ 1,291       $ 633
  Mortality and Expense Risks................       (52)        (25)         (118)        (47)
  Taxes......................................        (3)         (8)           (6)        (16)
                                                 ------        ----       -------       -----
  Net Investment Income (Loss)...............       606         787         1,167         570
                                                 ------        ----       -------       -----

Realized and Unrealized Gain
 (Loss) on Investments
  Realized Gain (Loss)
   on Investments............................       976         184           206         486
  Unrealized Appreciation
   (Depreciation) of
   Investments During the Period.............       573         (46)       (1,082)       (130)
                                                 ------        ----       -------       -----
  Net Gain (Loss) on Investments.............     1,549         138          (876)        356
                                                 ------        ----       -------       -----
  Increase (Decrease) in Equity
   Derived from Investment Activity..........    $2,155        $925       $   291       $ 926
                                                 ======        ====       =======       =====

     The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Changes in Equity
(in thousands)

                                                                                                   T. Rowe Price
                                                                       Small Cap Growth           Small Cap Value
                                                 Combined               Stock Division               Division#
                                         ------------------------  ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2002         2001         2002         2001         2002         2001
-----------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........  $   20,710   $  117,174    $   (374)    $  (364)     $    32       $    8
  Net Realized Gain (Loss)..............     (11,929)         199        (736)       (296)         172           --
  Net Change in Unrealized Appreciation
   (Depreciation).......................    (369,861)    (300,285)    (17,491)         21       (2,018)         483
                                          ----------   ----------    --------     -------      -------       ------
Increase (Decrease) in Equity...........    (361,080)    (182,912)    (18,601)       (639)      (1,814)         491
                                          ----------   ----------    --------     -------      -------       ------
Equity Transactions
  Policyowners' Net Payments............     671,423      697,763      28,498      23,485        4,209          434
  Policy Loans, Surrenders, and Death
   Benefits.............................    (153,434)    (112,180)     (7,487)     (4,593)        (708)         (67)
  Mortality and Other (net).............    (109,889)    (107,907)     (5,498)     (4,385)        (738)         (58)
  Transfers from Other Divisions........     396,497      402,319      20,009      26,320       20,173        5,543
  Transfers to Other Divisions..........    (396,497)    (402,319)    (10,825)     (7,922)      (3,781)         (41)
                                          ----------   ----------    --------     -------      -------       ------
Increase in Equity
  Derived from Equity Transactions......     408,100      477,676      24,697      32,905       19,155        5,811
                                          ----------   ----------    --------     -------      -------       ------
Net Increase (Decrease) in Equity.......      47,020      294,764       6,096      32,266       17,341        6,302
Equity
  Beginning of Period...................   1,895,545    1,600,781      82,643      50,377        6,302           --
                                          ----------   ----------    --------     -------      -------       ------
  End of Period.........................  $1,942,565   $1,895,545    $ 88,739     $82,643      $23,643       $6,302
                                          ==========   ==========    ========     =======      =======       ======

                                             Aggressive Growth       International Growth
                                              Stock Division            Stock Division#
                                         ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended  Period Ended
                                         December 31, December 31, December 31, December 31,
                                             2002         2001         2002         2001
--------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........   $ (1,320)   $  54,160     $     7       $   (1)
  Net Realized Gain (Loss)..............     (2,733)         470        (297)          --
  Net Change in Unrealized Appreciation
   (Depreciation).......................    (59,041)    (113,399)       (173)          10
                                           --------    ---------     -------       ------
Increase (Decrease) in Equity...........    (63,094)     (58,769)       (463)           9
                                           --------    ---------     -------       ------
Equity Transactions
  Policyowners' Net Payments............     67,922       66,834         808           98
  Policy Loans, Surrenders, and Death
   Benefits.............................    (20,224)     (18,126)       (158)          --
  Mortality and Other (net).............    (13,292)     (13,223)       (147)         (11)
  Transfers from Other Divisions........     30,778       43,394       6,020        1,041
  Transfers to Other Divisions..........    (31,416)     (23,039)     (2,767)          (1)
                                           --------    ---------     -------       ------
Increase in Equity
  Derived from Equity Transactions......     33,768       55,840       3,756        1,127
                                           --------    ---------     -------       ------
Net Increase (Decrease) in Equity.......    (29,326)      (2,929)      3,293        1,136
Equity
  Beginning of Period...................    274,896      277,825       1,136           --
                                           --------    ---------     -------       ------
  End of Period.........................   $245,570    $ 274,896     $ 4,429       $1,136
                                           ========    =========     =======       ======

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are in Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Changes in Equity
(in thousands)

                                            Franklin Templeton
                                               International               Index 400
                                              Equity Division           Stock Division         Growth Stock Division
                                         ------------------------  ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001         2002         2001
-----------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........   $  2,407     $ 15,501     $    135     $   223      $  1,013     $  6,542
  Net Realized Gain (Loss)..............     (2,938)        (282)        (236)         (7)       (1,528)         352
  Net Change in Unrealized Appreciation
   (Depreciation).......................    (33,186)     (40,155)     (11,036)        718       (45,647)     (34,280)
                                           --------     --------     --------     -------      --------     --------
Increase (Decrease) in Equity...........    (33,717)     (24,936)     (11,137)        934       (46,162)     (27,386)
                                           --------     --------     --------     -------      --------     --------

Equity Transactions
  Policyowners' Net Payments............     43,862       41,543       20,450      12,735        56,456       52,360
  Policy Loans, Surrenders, and Death
   Benefits.............................    (13,590)     (10,571)      (4,145)     (2,168)      (15,648)     (11,723)
  Mortality and Other (net).............     (8,065)      (7,910)      (3,916)     (2,455)      (10,956)     (10,223)
  Transfers from Other Divisions........     22,387       26,521       22,086      25,046        24,065       37,491
  Transfers to Other Divisions..........    (18,085)     (11,896)      (6,096)     (3,729)      (16,982)     (16,082)
                                           --------     --------     --------     -------      --------     --------
Increase in Equity
  Derived from Equity Transactions......     26,509       37,687       28,379      29,429        36,935       51,823
                                           --------     --------     --------     -------      --------     --------
Net Increase (Decrease) in Equity.......     (7,208)      12,751       17,242      30,363        (9,227)      24,437
Equity
  Beginning of Period...................    170,668      157,917       54,677      24,314       196,115      171,678
                                           --------     --------     --------     -------      --------     --------
  End of Period.........................   $163,460     $170,668     $ 71,919     $54,677      $186,888     $196,115
                                           ========     ========     ========     =======      ========     ========

                                            J.P. Morgan Select         Capital Guardian
                                             Growth and Income          Domestic Equity
                                              Stock Division            Stock Division#
                                         ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended  Period Ended
                                         December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001
--------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........   $    359     $  3,417     $   159       $   17
  Net Realized Gain (Loss)..............     (2,575)        (204)        (94)          (2)
  Net Change in Unrealized Appreciation
   (Depreciation).......................    (38,293)     (13,126)     (2,814)         302
                                           --------     --------     -------       ------
Increase (Decrease) in Equity...........    (40,509)      (9,913)     (2,749)         317
                                           --------     --------     -------       ------

Equity Transactions
  Policyowners' Net Payments............     34,103       32,889       3,500          420
  Policy Loans, Surrenders, and Death
   Benefits.............................     (9,579)      (9,380)       (338)         (62)
  Mortality and Other (net).............     (6,256)      (6,571)       (597)         (47)
  Transfers from Other Divisions........     13,448       20,061      15,134        4,971
  Transfers to Other Divisions..........    (12,836)      (7,529)     (1,690)         (28)
                                           --------     --------     -------       ------
Increase in Equity
  Derived from Equity Transactions......     18,880       29,470      16,009        5,254
                                           --------     --------     -------       ------
Net Increase (Decrease) in Equity.......    (21,629)      19,557      13,260        5,571
Equity
  Beginning of Period...................    131,656      112,099       5,571           --
                                           --------     --------     -------       ------
  End of Period.........................   $110,027     $131,656     $18,831       $5,571
                                           ========     ========     =======       ======

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Changes in Equity
(in thousands)

                                                 Index 500
                                              Stock Division       Asset Allocation Division#      Balanced Division
                                         ------------------------  --------------------------   ------------------------
                                          Year Ended   Year Ended   Year Ended   Period Ended  Year Ended   Year Ended
                                         December 31, December 31, December 31,  December 31, December 31, December 31,
(continued)                                  2002         2001         2002          2001         2002         2001
------------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........  $   2,897     $ 14,389      $   98        $   13      $  6,392     $ 13,721
  Net Realized Gain (Loss)..............      5,110        2,729         (22)            5          (625)         559
  Net Change in Unrealized Appreciation
   (Depreciation).......................   (112,454)     (67,629)       (654)           60       (23,644)     (21,699)
                                          ---------     --------      ------        ------      --------     --------
Increase (Decrease) in Equity...........   (104,447)     (50,511)       (578)           78       (17,877)      (7,419)
                                          ---------     --------      ------        ------      --------     --------
Equity Transactions
  Policyowners' Net Payments............    111,260      104,548       1,179            76        32,640       30,367
  Policy Loans, Surrenders, and Death
   Benefits.............................    (33,947)     (25,831)       (269)          (15)      (14,335)     (11,836)
  Mortality and Other (net).............    (21,509)     (20,549)       (262)          (30)       (6,804)      (6,614)
  Transfers from Other Divisions........     45,341       67,234       6,375         2,086        20,990       21,637
  Transfers to Other Divisions..........    (30,043)     (29,177)       (739)           (1)      (13,327)     (11,057)
                                          ---------     --------      ------        ------      --------     --------
Increase in Equity
  Derived from Equity Transactions......     71,102       96,225       6,284         2,116        19,164       22,497
                                          ---------     --------      ------        ------      --------     --------
Net Increase (Decrease) in Equity.......    (33,345)      45,714       5,706         2,194         1,287       15,078
Equity
  Beginning of Period...................    425,707      379,993       2,194            --       208,026      192,948
                                          ---------     --------      ------        ------      --------     --------
  End of Period.........................  $ 392,362     $425,707      $7,900        $2,194      $209,313     $208,026
                                          =========     ========      ======        ======      ========     ========

                                         High Yield Bond Division    Select Bond Division      Money Market Division
                                         ------------------------  ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001         2002         2001
----------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........   $ 3,310      $ 2,759      $  2,217     $  1,595    $   1,226    $   3,096
  Net Realized Gain (Loss)..............    (1,107)      (1,060)          704          (45)          --           --
  Net Change in Unrealized Appreciation
   (Depreciation).......................    (3,189)        (861)        3,467        1,419           --           --
                                           -------      -------      --------     --------    ---------    ---------
Increase (Decrease) in Equity...........      (986)         838         6,388        2,969        1,226        3,096
                                           -------      -------      --------     --------    ---------    ---------
Equity Transactions
  Policyowners' Net Payments............     7,500        6,831        12,009        8,111      192,709      265,283
  Policy Loans, Surrenders, and Death
   Benefits.............................    (2,307)      (2,040)       (3,313)      (1,894)     (15,625)      (7,403)
  Mortality and Other (net).............    (1,496)      (1,318)       (2,922)      (1,589)     (17,291)     (24,561)
  Transfers from Other Divisions........     6,166        6,262        30,764       23,459       51,384       35,827
  Transfers to Other Divisions..........    (3,757)      (3,473)      (10,812)     (12,147)    (199,919)    (252,248)
                                           -------      -------      --------     --------    ---------    ---------
Increase in Equity
  Derived from Equity Transactions......     6,106        6,262        25,726       15,940       11,258       16,898
                                           -------      -------      --------     --------    ---------    ---------
Net Increase (Decrease) in Equity.......     5,120        7,100        32,114       18,909       12,484       19,994
Equity
  Beginning of Period...................    27,597       20,497        43,382       24,473      107,420       87,426
                                           -------      -------      --------     --------    ---------    ---------
  End of Period.........................   $32,717      $27,597      $ 75,496     $ 43,382    $ 119,904    $ 107,420
                                           =======      =======      ========     ========    =========    =========

#The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account
Statements of Changes in Equity
(in thousands)

                                              Russell Multi-          Russell Aggressive           Russell Non-
                                           Style Equity Division        Equity Division            U.S. Division
                                         ------------------------  ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001         2002         2001
-----------------------------------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........   $     65     $   771      $  (151)     $   (87)     $    465     $     57
  Net Realized Gain (Loss)..............     (1,625)       (545)        (937)        (173)       (3,644)      (1,972)
  Net Change in Unrealized Appreciation
   (Depreciation).......................    (14,783)     (7,053)      (5,584)         217        (2,812)      (5,137)
                                           --------     -------      -------      -------      --------     --------
Increase (Decrease) in Equity...........    (16,343)     (6,827)      (6,672)         (43)       (5,991)      (7,052)
                                           --------     -------      -------      -------      --------     --------

Equity Transactions
  Policyowners' Net Payments............     22,082      21,720        9,224        8,802        11,645       12,021
  Policy Loans, Surrenders, and Death
   Benefits.............................     (4,487)     (2,510)      (2,165)      (1,295)       (2,408)      (1,528)
  Mortality and Other (net).............     (3,993)     (3,622)      (1,852)      (1,605)       (1,943)      (1,813)
  Transfers from Other Divisions........     11,287      16,182        8,160        8,226        13,956       15,996
  Transfers to Other Divisions..........     (7,331)     (5,154)      (5,758)      (4,141)      (12,413)     (10,603)
                                           --------     -------      -------      -------      --------     --------
Increase in Equity
  Derived from Equity Transactions......     17,558      26,616        7,609        9,987         8,837       14,073
                                           --------     -------      -------      -------      --------     --------
Net Increase (Decrease) in Equity.......      1,215      19,789          937        9,944         2,846        7,021
Equity
  Beginning of Period...................     60,864      41,075       29,181       19,237        32,708       25,687
                                           --------     -------      -------      -------      --------     --------
  End of Period.........................   $ 62,079     $60,864      $30,118      $29,181      $ 35,554     $ 32,708
                                           ========     =======      =======      =======      ========     ========


                                               Russell Core          Russell Real Estate
                                               Bond Division         Securities Division
                                         ------------------------  ------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31, December 31,
(continued)                                  2002         2001         2002         2001
--------------------------------------------------------------------------------------------
Operations
  Net Investment Income (Loss)..........   $   606      $   787      $ 1,167      $   570
  Net Realized Gain (Loss)..............       976          184          206          486
  Net Change in Unrealized Appreciation
   (Depreciation).......................       573          (46)      (1,082)        (130)
                                           -------      -------      -------      -------
Increase (Decrease) in Equity...........     2,155          925          291          926
                                           -------      -------      -------      -------

Equity Transactions
  Policyowners' Net Payments............     5,412        6,006        5,955        3,200
  Policy Loans, Surrenders, and Death
   Benefits.............................      (804)        (305)      (1,897)        (833)
  Mortality and Other (net).............    (1,096)        (663)      (1,256)        (660)
  Transfers from Other Divisions........    13,069        6,903       14,905        8,119
  Transfers to Other Divisions..........    (3,048)      (1,554)      (4,872)      (2,497)
                                           -------      -------      -------      -------
Increase in Equity
  Derived from Equity Transactions......    13,533       10,387       12,835        7,329
                                           -------      -------      -------      -------
Net Increase (Decrease) in Equity.......    15,688       11,312       13,126        8,255
Equity
  Beginning of Period...................    19,035        7,723       15,767        7,512
                                           -------      -------      -------      -------
  End of Period.........................   $34,723      $19,035      $28,893      $15,767
                                           =======      =======      =======      =======

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Variable Life Account
(For a unit outstanding during the period)

                                                                           Dividend
                                                                         Income as a
                                                                             % of     Expense Ratio,
                                                       Unit Value,        Average Net   Lowest to     Total Return (2),
Division                                            Lowest to Highest       Assets       Highest      Lowest to Highest
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/02........................... $1.258323 to $ 15.591407    0.15%    0.20% to 0.75% (18.99%) to (18.42%)
  Year Ended 12/31/01........................... $1.553320 to $ 19.112629    0.01%    0.20% to 0.75%  (4.44%) to  (3.76%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/02........................... $0.951303 to $  9.607906    0.72%    0.20% to 0.75%  (6.24%) to  (5.58%)
  Period Ended 12/31/01......................... $1.014592 to $ 10.175772    0.42%    0.20% to 0.75%   1.46%  to   1.76%
Aggressive Growth Stock
  Year Ended 12/31/02........................... $1.464237 to $ 38.441232    0.09%    0.20% to 0.75% (21.70%) to (21.15%)
  Year Ended 12/31/01........................... $1.868189 to $ 48.753408   21.57%    0.20% to 0.75% (20.44%) to (19.87%)
International Growth Stock (1)
  Year Ended 12/31/02........................... $0.786402 to $  7.942434    0.78%    0.20% to 0.75% (12.95%) to (12.34%)
  Period Ended 12/31/01......................... $0.903343 to $  9.060000    0.00%    0.20% to 0.75%  (9.67%) to  (9.40%)
Franklin Templeton International Equity
  Year Ended 12/31/02........................... $1.216308 to $  1.759773    1.99%    0.20% to 0.75% (17.98%) to (17.40%)
  Year Ended 12/31/01........................... $1.481423 to $  2.130553   10.20%    0.20% to 0.75% (14.60%) to (14.00%)
Index 400 Stock
  Year Ended 12/31/02........................... $1.038438 to $ 11.227976    0.75%    0.20% to 0.75% (15.14%) to (14.54%)
  Year Ended 12/31/01........................... $1.223656 to $ 13.138452    1.13%    0.20% to 0.75%  (1.35%) to  (0.65%)
Growth Stock
  Year Ended 12/31/02........................... $1.645371 to $ 21.414901    1.10%    0.20% to 0.75% (21.38%) to (20.83%)
  Year Ended 12/31/01........................... $2.090785 to $ 27.049526    4.25%    0.20% to 0.75% (14.82%) to (14.22%)
J.P. Morgan Select Growth and Income \ Stock
  Year Ended 12/31/02........................... $1.296529 to $ 16.717038    0.90%    0.20% to 0.75% (28.70%) to (28.20%)
  Year Ended 12/31/01........................... $1.816535 to $ 23.281928    3.45%    0.20% to 0.75%  (8.42%) to  (7.77%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/02........................... $0.762737 to $  7.703469    1.77%    0.20% to 0.75% (21.79%) to (21.24%)
  Period Ended 12/31/01......................... $0.975250 to $  9.781208    0.73%    0.20% to 0.75%  (2.48%) to  (2.19%)
Index 500 Stock
  Year Ended 12/31/02........................... $1.630187 to $ 35.246385    1.30%    0.20% to 0.75% (22.61%) to (22.07%)
  Year Ended 12/31/01........................... $2.104460 to $ 45.228886    4.26%    0.20% to 0.75% (12.50%) to (11.88%)
Asset Allocation (1)
  Year Ended 12/31/02........................... $0.869901 to $  8.785751    2.35%    0.20% to 0.75% (10.88%) to (10.26%)
  Period Ended 12/31/01......................... $0.976111 to $  9.789803    1.19%    0.20% to 0.75%  (2.39%) to  (2.10%)
Balanced
  Year Ended 12/31/02........................... $1.640075 to $ 84.486469    3.70%    0.20% to 0.75%  (8.18%) to  (7.54%)
  Year Ended 12/31/01........................... $1.784400 to $ 91.372736    7.58%    0.20% to 0.75%  (3.83%) to  (3.15%)
High Yield Bond
  Year Ended 12/31/02........................... $1.276280 to $ 15.870922   11.64%    0.20% to 0.75%  (3.57%) to  (2.89%)
  Year Ended 12/31/01........................... $1.322201 to $ 16.343831   11.57%    0.20% to 0.75%   4.29%  to   5.03%
Select Bond
  Year Ended 12/31/02........................... $1.624374 to $121.279756    4.23%    0.20% to 0.75%  11.31%  to  12.09%
  Year Ended 12/31/01........................... $1.457873 to $108.200259    5.07%    0.20% to 0.75%   9.59%  to  10.37%
Money Market
  Year Ended 12/31/02........................... $1.339422 to $ 34.132616    1.63%    0.20% to 0.75%   0.95%  to   1.65%
  Year Ended 12/31/01........................... $1.325528 to $ 33.577318    3.73%    0.20% to 0.75%   3.19%  to   3.92%
Russell Multi-Style Equity
  Year Ended 12/31/02........................... $0.589495 to $  6.221208    0.58%    0.20% to 0.75% (23.72%) to (23.19%)
  Year Ended 12/31/01........................... $0.772852 to $  8.099453    2.00%    0.20% to 0.75% (14.81%) to (14.21%)
Russell Aggressive Equity
  Year Ended 12/31/02........................... $0.804447 to $  8.707578    0.00%    0.20% to 0.75% (19.62%) to (19.06%)
  Year Ended 12/31/01........................... $1.000805 to $ 10.757522    0.11%    0.20% to 0.75%  (3.05%) to  (2.36%)
Russell Non-U.S.
  Year Ended 12/31/02........................... $0.688244 to $  7.095865    1.79%    0.20% to 0.75% (15.74%) to (15.15%)
  Year Ended 12/31/01........................... $0.816787 to $  8.362558    0.67%    0.20% to 0.75% (22.58%) to (22.03%)
Russell Core Bond
  Year Ended 12/31/02........................... $1.261197 to $ 12.748590    2.67%    0.20% to 0.75%   3.08%  to   3.80%
  Year Ended 12/31/01........................... $1.166871 to $ 11.713217    5.52%    0.20% to 0.75%   7.08%  to   7.84%
Russell Real Estate Securities
  Year Ended 12/31/02........................... $1.308500 to $ 13.208871    5.44%    0.20% to 0.75%   8.08%  to   8.84%
  Year Ended 12/31/01........................... $1.269394 to $ 12.725061    5.23%    0.20% to 0.75%   6.65%  to   7.41%

(1)Portfolio commenced operations on July 31, 2001.
(2)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements

Northwestern Mutual Variable Life Account
December 31, 2002

Note 1 -- Northwestern Mutual Variable Life Account ("the Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Dividend income and distributions of net realized gains from the Funds are recorded on the record date of the dividends. Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of Funds' shares is identified cost. Purchase and sales of the Funds' shares for the period ended December 31, 2002 by each Division are shown below:

Division                                             Purchases       Sales
--------                                           ------------   ------------

Small Cap Growth Stock .........................   $ 34,043,299   $  9,722,770
T. Rowe Price Small Cap Value ..................     20,382,966      1,188,788
Aggressive Growth Stock ........................     61,832,611     24,205,263
International Growth Stock .....................      3,987,596        231,555
Franklin Templeton International Equity ........     45,458,635     16,619,794
Index 400 Stock ................................     34,210,532      5,672,107
Growth Stock ...................................     57,290,950     19,375,293
J.P. Morgan Select Growth and Income Stock .....     30,997,265     11,804,760
Capital Guardian Domestic Equity ...............     16,848,196        688,642
Index 500 Stock ................................    124,130,408     41,476,724
Asset Allocation ...............................      6,735,736        356,878
Balanced .......................................     42,828,391     17,297,112
High Yield Bond ................................     12,274,052      2,848,592
Select Bond ....................................     33,076,658      4,710,128
Money Market ...................................     78,016,176     65,432,842
Russell Multi-Style Equity .....................     24,085,977      6,485,367
Russell Aggressive Equity ......................     10,381,195      2,925,476
Russell Non-U.S ................................     12,693,867      3,399,985
Russell Core Bond ..............................     16,654,392      1,600,641
Russell Real Estate Securities .................     16,814,887      2,671,527

Note 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for Variable Executive Life policies issued on or after March 2, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .32% thereafter for policies with the Cash Value Amendment, or .30% thereafter for policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies issued on or after December 10, 1998 is determined monthly at an annual rate of .20% of the amounts invested in the Account for the Policy. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually for Variable Life and Variable Complife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable Complife policies this cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies the cost reflects expected mortality costs based upon actual experience.

Note 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11,

 Notes to Financial Statements

1995, and for Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

Note 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements

Note 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                                Variable Life
                                                                               Policies Issued
                                                                                   Before
                                                                              October 11, 1995
                                                                                  Equity of:
                                                                            ---------------------           Total
Division                                                                    Policyowners   NML             Equity
--------                                                                    ------------ --------        ----------
Small Cap Growth Stock .........................................            $    7,183   $    417        $    7,600
T. Rowe Price Small Cap Value ..................................                 2,961        155             3,116
Aggressive Growth Stock ........................................                42,159      2,841            45,000
International Growth Stock .....................................                   369         21               390
Franklin Templeton International Equity ........................                29,911      2,076            31,987
Index 400 Stock ................................................                 5,758        295             6,053
Growth Stock ...................................................                22,121      1,341            23,462
J.P. Morgan Select Growth and Income Stock .....................                15,746      1,144            16,890
Capital Guardian Domestic Equity ...............................                 3,018        205             3,223
Index 500 Stock ................................................                77,690      3,927            81,617
Asset Allocation ...............................................                 1,840         79             1,919
Balanced .......................................................               119,027      3,538           122,565
High Yield Bond ................................................                 4,174        246             4,420
Select Bond ....................................................                13,685        424            14,109
Money Market ...................................................                 8,135        276             8,411
Russell Multi-Style Equity .....................................                 2,832        147             2,979
Russell Aggressive Equity ......................................                 2,039        103             2,142
Russell Non-U.S ................................................                 2,323        119             2,442
Russell Core Bond ..............................................                 1,612         70             1,682
Russell Real Estate Securities .................................                 2,699        108             2,807
                                                                            ----------   --------        ----------
                                                                            $  365,282   $ 17,532        $  382,814
                                                                            ==========   ========        ==========

                                                                                Variable Life
                                                                               Policies Issued
                                                                                 On or After
                                                                              October 11, 1995
                                                                                  Equity of:
                                                                            -----------------------         Total
Division                                                                    Policyowners    NML            Equity
--------                                                                    ------------ ----------      ----------
Small Cap Growth Stock .........................................            $   58,132   $   17,776      $   75,908
T. Rowe Price Small Cap Value ..................................                13,996        4,291          18,287
Aggressive Growth Stock ........................................               157,812       35,683         193,495
International Growth Stock .....................................                 2,494          953           3,447
Franklin Templeton International Equity ........................               101,886       23,399         125,285
Index 400 Stock ................................................                45,611       13,944          59,555
Growth Stock ...................................................               121,581       30,399         151,980
J.P. Morgan Select Growth and Income Stock .....................                71,371       16,592          87,963
Capital Guardian Domestic Equity ...............................                10,028        3,190          13,218
Index 500 Stock ................................................               231,059       55,981         287,040
Asset Allocation ...............................................                 4,222        1,213           5,435
Balanced .......................................................                64,964       14,555          79,519
High Yield Bond ................................................                21,376        4,401          25,777
Select Bond ....................................................                38,936        8,427          47,363
Money Market ...................................................                70,720       27,663          98,383
Russell Multi-Style Equity .....................................                35,241       11,391          46,632
Russell Aggressive Equity ......................................                17,882        5,455          23,337
Russell Non-U.S ................................................                19,535        5,956          25,491
Russell Core Bond ..............................................                 7,945        2,238          10,183
Russell Real Estate Securities .................................                17,845        5,214          23,059
                                                                            ----------   ----------      ----------
                                                                            $1,112,636   $  288,721      $1,401,357
                                                                            ==========   ==========      ==========

 Notes to Financial Statements

                                                                      Variable           Variable
                                                                   Executive Life       Joint Life
                                                                   Policies Issued    Policies Issued
                                                                     On or After        On or After
                                                                    March 2, 1998    December 10, 1998
                                                                   ---------------   -----------------
Division                                                            Total Equity       Total Equity
--------                                                           ---------------   -----------------
Small Cap Growth Stock............................................     $ 1,187            $ 4,044
T. Rowe Price Small Cap Value.....................................         617              1,624
Aggressive Growth Stock...........................................       3,172              3,903
International Growth Stock........................................         125                467
Franklin Templeton International Equity...........................       2,647              3,540
Index 400 Stock...................................................       2,329              3,982
Growth Stock......................................................       5,492              5,954
J.P. Morgan Select Growth and Income Stock........................       2,206              2,967
Capital Guardian Domestic Equity..................................         834              1,556
Index 500 Stock...................................................       7,065             16,641
Asset Allocation..................................................         150                396
Balanced..........................................................       2,657              4,572
High Yield Bond...................................................       1,662                858
Select Bond.......................................................      10,247              3,778
Money Market......................................................       6,560              6,550
Russell Multi-Style Equity........................................       8,375              4,092
Russell Aggressive Equity.........................................       3,157              1,483
Russell Non-U.S...................................................       5,468              2,153
Russell Core Bond.................................................      22,058                800
Russell Real Estate Securities ...................................       1,365              1,661
                                                                       -------            -------
                                                                       $87,373            $71,021
                                                                       =======            =======

 Accountants' Report

[LOGO] PRICEWATERHOUSECOOPERS


Report of Independent Accountants


To The Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, Index 400 Stock Division, Growth Stock Division, J.P. Morgan Select Growth and Income Stock Division, Capital Guardian Domestic Equity Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2002, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2002 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
January 30, 2003

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                           December 31,
                                                      ---------------------
                                                        2002         2001
                                                      --------     --------
     Assets:
      Bonds                                           $ 50,597     $ 44,306
      Common and preferred stocks                        4,902        5,369
      Mortgage loans                                    15,692       15,164
      Real estate                                        1,503        1,671
      Policy loans                                       9,292        9,028
      Other investments                                  4,242        4,817
      Cash and temporary investments                     1,814        2,018
                                                      --------     --------

            Total investments                           88,042       82,373

      Due and accrued investment income                  1,100        1,048
      Net deferred tax assets                            1,887        1,602
      Deferred premium and other assets                  1,660        1,583
      Separate account assets                           10,246       11,786
                                                      --------     --------

            Total assets                              $102,935     $ 98,392
                                                      ========     ========

     Liabilities and Surplus:
      Reserves for policy benefits                    $ 74,880     $ 68,432
      Policyowner dividends payable                      3,765        3,650
      Interest maintenance reserve                         521          375
      Asset valuation reserve                            1,268        2,034
      Income taxes payable                                 777        1,329
      Other liabilities                                  4,261        3,894
      Separate account liabilities                      10,246       11,786
                                                      --------     --------

            Total liabilities                           95,718       91,500

      Surplus                                            7,217        6,892
                                                      --------     --------

            Total liabilities and surplus             $102,935     $ 98,392
                                                      ========     ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                                              For the year ended
                                                                                  December 31,
                                                                 -------------------------------------------
                                                                   2002              2001            2000
                                                                 --------          --------         --------
    Revenue:
     Premiums                                                    $ 10,108          $  9,447         $  8,966
     Net investment income                                          5,477             5,431            5,229
     Other income                                                     439               467            1,187
                                                                 --------          --------         --------

            Total revenue                                          16,024            15,345           15,382
                                                                 --------          --------         --------

    Benefits and expenses
     Benefit payments to policyowners and beneficiaries             3,902             3,808            4,541
     Net additions to policy benefit reserves                       6,186             5,367            4,815
     Net transfers to separate accounts                               242               502              469
                                                                 --------          --------         --------
            Total benefits                                         10,330             9,677            9,825

     Commissions and operating expenses                             1,580             1,453            1,416
                                                                 --------          --------         --------

            Total benefits and expenses                            11,910            11,130           11,241
                                                                 --------          --------         --------

     Gain from operations before dividends and taxes                4,114             4,215            4,141

     Policy owner dividends                                         3,792             3,651            3,334
                                                                 --------          --------         --------

     Gain from operations before taxes                                322               564              807
     Income tax expense (benefit)                                    (442)              173              125
                                                                 --------          --------         --------

     Net gain from operations                                         764               391              682
     Net realized capital gains (losses)                             (606)              259            1,147
                                                                 --------          --------         --------

            Net income                                           $    158          $    650         $  1,829
                                                                 ========          ========         ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                         For the year ended
                                                            December 31,
                                                    ---------------------------
                                                       2002      2001      2000
                                                    -------   -------   -------

Beginning of year balance                           $ 6,892   $ 5,896   $ 5,069

  Net income                                            158       650     1,829

  Change in net unrealized capital gains (losses)      (517)     (555)   (1,043)

  Increase in net deferred tax assets                    44        73         -

  Increase in nonadmitted assets and other             (126)     (124)      (32)

  Change in reserve valuation bases (Note 5)              -       (61)        -

  Change in asset valuation reserve                     766       264        73

  Cumulative effect of changes in accounting
   principles (Note 1)                                    -       749         -
                                                    -------   -------   -------

           Net increase in surplus                      325       996       827
                                                    -------   -------   -------

           End of year balance                      $ 7,217   $ 6,892   $ 5,896
                                                    =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                                          For the year ended
                                                                                              December 31,
                                                                                   --------------------------------
                                                                                     2002        2001        2000
                                                                                   --------    --------    --------
Cash flows from operating activities:
  Premiums and other income received                                               $  6,947    $  6,607    $  6,149
  Investment income received                                                          5,224       5,328       5,000
  Disbursement of policy loans, net of repayments                                      (264)       (524)       (566)
  Payments to policyowners and beneficiaries                                         (4,130)     (3,996)     (3,967)
  Net transfers to separate accounts                                                   (257)       (534)       (469)
  Commissions, expenses and taxes paid                                               (1,855)     (1,698)     (1,845)
                                                                                   --------    --------    --------
       Net cash provided by operating activities                                      5,665       5,183       4,302
                                                                                   --------    --------    --------

  Cash flows from investing activities:
  Proceeds from investments sold or matured:
    Bonds                                                                            60,865      35,318      29,539
    Common and preferred stocks                                                       1,766      15,465       9,437
    Mortgage loans                                                                    1,532       1,174       1,198
    Real estate                                                                         468         244         302
    Other investments                                                                 1,646         494         659
                                                                                   --------    --------     -------
                                                                                     66,277      52,695      41,135
                                                                                   --------    --------    --------
  Cost of investments acquired:
    Bonds                                                                            67,398      38,915      33,378
    Common and preferred stocks                                                       2,003      15,014       8,177
    Mortgage loans                                                                    2,005       2,003       2,261
    Real estate                                                                         191         353         224
    Other investments                                                                   748       1,106       1,535
                                                                                   --------    --------    --------
                                                                                     72,345      57,391      45,575
                                                                                   --------    --------    --------
       Net cash applied in investing activities                                      (6,068)     (4,696)     (4,440)
                                                                                   --------    --------    --------
Cash flows from financing and miscellaneous sources:
  Proceeds from deposit-type contract funds and
    other liabilities without life or disability contingencies                          990         996         907
  Withdrawals from deposit-type contract funds and
    other liabilities without life or disability contingencies                         (741)       (793)       (777)
  Other cash provided (applied)                                                         (50)        111          66
                                                                                   --------    --------    --------
       Net cash provided by financing and other activities:                             199         314         196
                                                                                   --------    --------    --------
       Net increase (decrease) in cash and temporary investments                       (204)        801          58

Cash and temporary investments, beginning of year                                     2,018       1,217       1,159
                                                                                   --------    --------    --------

           Cash and temporary investments, end of year                             $  1,814    $  2,018    $  1,217
                                                                                   ========    ========    ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions were eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners ("NAIC") "Accounting Practices and Procedures Manual", subject to any variations prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI").

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported as an adjustment to surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

                         Deferred tax accounting              $   850
                         Pension plan liabilities                 (74)
                         Investment valuation changes, net        (27)
                                                              -------
                                                              $   749
                                                              =======

     Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized gains and losses is permitted. The effects on the financial statements of the Company from the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of real estate joint ventures, partnership investments, including real estate, venture capital and leveraged buyout fund limited partnerships, leveraged leases and subsidiaries, controlled and affiliated entities. These investments are valued based on the equity method of accounting, which approximated fair value. Other investments also include derivative financial instruments. See
     Note 4 regarding the Company's use of derivatives.

     Temporary Investments

     Temporary investments represent securities that have maturities of one year or less at purchase, and are reported at amortized cost, which approximated fair value.

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Beginning January 1, 2001, net investment income also includes dividends paid to the Company from accumulated earnings of unconsolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     subsidiaries, affiliates, partnerships and joint ventures. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that result from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining life of the investment sold.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Beginning January 1, 2001, realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments with a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the market value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Prior to 2001, these valuation adjustments were classified as unrealized capital losses and only reported as realized upon disposition. Realized capital gains and losses as reported in the consolidated statement of operations are net of any IMR deferrals and current income tax expense. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks. Beginning January 1, 2001, changes in the Company's share of undistributed earnings in unconsolidated subsidiaries, affiliates, partnerships and joint ventures are classified as changes in unrealized capital gains and losses. Prior to 2001, the Company's share of undistributed earnings in these entities was recognized as net investment income using the equity method. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     when received by the Company. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income includes ceded reinsurance expense allowances and various insurance policy charges. Beginning January 1, 2001, considerations received on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from revenue. Prior to 2001, these considerations were reported as revenue and included in other income.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and supplementary contract payments. Beginning January 1, 2001, benefit payments on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from expense. Prior to 2001, these payments were reported as benefit expense. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     Electronic data processing ("EDP") equipment and software used in the Company's business are reported at cost less accumulated depreciation. Beginning January 1, 2001, certain software costs are capitalized and depreciated over a maximum of five years, while EDP equipment is capitalized and depreciated over three years. Most unamortized software costs are nonadmitted assets and thereby excluded from surplus. Prior to 2001, the Company expensed all software costs, while EDP equipment was capitalized and amortized over its useful life. EDP equipment and software assets of $20 million and $18 million at December 31, 2002 and 2001, respectively, were net of accumulated depreciation of $48 million and $44 million, respectively, and included in other assets in the consolidated statement of financial position. Depreciation expense is recorded using the straight-line method and totaled $27 million, $14 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     purchase additional insurance and are reported as premiums in the consolidated statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted and thereby not permitted as a component of surplus on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and fixed assets, EDP equipment and software net of accumulated depreciation, are excluded from the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications

     Certain financial statement balances for 2001 and 2000 have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes anticipated prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the yield-to-maturity of such securities.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. Statement value and estimated fair value of bonds at December 31, 2002 and 2001 were as follows:

     December 31, 2002                                     Reconciliation to Estimated Fair Value
     -----------------                          -----------------------------------------------------------
                                                                    Gross         Gross          Estimated
                                                  Statement      Unrealized    Unrealized          Fair
                                                    Value           Gains         Losses           Value
                                                -------------    ----------    -----------      -----------
                                                                     (in millions)
     U.S. Government                                $   8,932       $   531      $     (21)     $     9,442
     States, territories and possessions                  396            61              -              457
     Special revenue and assessments                    7,576           400             (1)           7,975
     Public utilities                                   2,501           251            (25)           2,727
     Banks, trust and insurance companies               1,355            71            (15)           1,411
     Industrial and miscellaneous                      29,836         2,150           (688)          31,298
     Parent, subsidiaries and affiliates                    1             -              -                1
                                                -------------    ----------    -----------    -------------

         Total                                      $  50,597       $ 3,464       $   (750)     $    53,311
                                                =============    ==========    ===========    =============

     December 31, 2001                                     Reconciliation to Estimated Fair Value
     -----------------                          -------------------------------------------------------------
                                                                    Gross         Gross         Estimated
                                                  Statement      Unrealized    Unrealized         Fair
                                                    Value           Gains        Losses           Value
                                                -------------    ----------    -----------    -------------
                                                                     (in millions)
     U.S. Government                                $   4,271       $   221      $     (84)     $     4,408
     States, territories and possessions                  262            29              -              291
     Special revenue and assessments                    6,032           185            (23)           6,194
     Public utilities                                   2,748            86            (19)           2,815
     Banks, trust and insurance companies               1,306            46            (18)           1,334
     Industrial and miscellaneous                      29,685         1,026           (555)          30,156
     Parent, subsidiaries and affiliates                    2             -              -                2
                                                -------------    ----------    -----------    -------------

         Total                                      $  44,306       $ 1,593       $   (699)     $    45,200
                                                =============    ==========    ===========    =============

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement       Estimated
                                                                 Value        Fair Value
                                                               ---------      -----------
                                                                    (in millions)
          Due in one year or less                              $   1,165      $   1,193
          Due after one year through five years                    9,858         10,202
          Due after five years through ten years                  13,362         14,235
          Due after ten years                                     11,877         12,747
                                                               ---------      ---------

                                                                  36,262         38,377

          Structured securities                                   14,335         14,934
                                                               ---------      ---------

                 Total                                         $  50,597      $  53,311
                                                               =========      =========

     Common and Preferred Stocks

     Common stocks are reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. Investments in common stock of unconsolidated subsidiaries and affiliates are included in the consolidated statement of financial position using the equity method.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. These fees are generally deferred and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2002 were 8.2% and 5.0%, respectively, while these rates during 2001 were 9.8% and 6.4%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     during 2002 and 2001 were 65% and 68%, respectively, with a maximum of 100% for any single loan during each of 2002 and 2001.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is classified as an unrealized loss. Beginning January 1, 2001 valuation adjustments for impairments considered to be other-than-temporary were reported as realized losses. Prior to 2001, all changes in valuation adjustments were reported as unrealized gains or losses. At December 31, 2002 and 2001, the reported value of mortgage loans was reduced by $44 million and $99 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight line method over the estimated useful life of the improvements. An investment in real estate is considered impaired when the projected undiscounted net cash flow from the investment is less than depreciated cost. When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, after encumbrances, based on appraisal of the property. The valuation adjustment is included in realized losses. At December 31, 2002 and 2001, the reported value of real estate investments was reduced by $0 and $52 million, respectively, in valuation adjustments.

     Leveraged Leases

     Leveraged leases are reported in the financial statements at the present value of minimum lease payments, plus the residual value of the leased asset. At December 31, 2002 and 2001, the reported value of leveraged leases was $532 million and $669 million, respectively. The reported value of leveraged leases was reduced by $108 million at December 31, 2002 to reflect a decline in value of certain aircraft leases that management considers to be other-than-temporary. The decline in value was charged against an existing valuation allowance and is not included as a component of net realized capital losses for 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Capital Gains and Losses
     Realized investment gains and losses for the years ended December 31, 2002, 2001 and 2000 were as follows:

                                  For the year ended             For the year ended             For the year ended
                                  December 31, 2002              December 31, 2001              December 31, 2000
                           ----------------------------   ----------------------------- -------------------------------
                                                 Net                            Net                             Net
                                               Realized                       Realized                        Realized
                           Realized  Realized    Gains    Realized  Realized   Gains    Realized   Realized     Gains
                            Gains     Losses   (Losses)     Gains    Losses   (Losses)    Gains     Losses    (Losses)
                           --------  --------- --------   --------- --------- --------- --------   --------  ----------
                                                                  (in millions)
Bonds                      $    950  $ (1,237) $   (287)  $    537  $   (674) $   (137) $    369   $   (416) $      (47)
Common and
  preferred stocks              356      (619)     (263)       863      (569)      294     1,534       (333)      1,201
Mortgage loans                    -        (4)       (4)         -       (10)      (10)        -        (25)        (25)
Real estate                     121        (3)      118         85       (11)       74       101          -         101
Other invested assets           158      (258)     (100)       296      (149)      147       395       (177)        218
                           --------  --------  --------   --------  --------  --------  --------   --------  ----------

                           $  1,585  $ (2,121)     (536)  $  1,781  $ (1,413)      368  $  2,399   $   (951)      1,448
                           ========  ========             ========  ========            ========   ========

Less: Capital gains taxes                          (194)                            98                              353
Less: IMR gains (losses)                            264                             11                              (52)
                                               --------                       --------                       ----------

Net realized capital gains (losses)            $   (606)                      $    259                       $    1,147
                                               ========                       ========                       ==========

     Proceeds on the sale of bond investments totaled $53 billion, $30 billion and $25 billion for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses included $588 million and $457 million for the years ended December 31, 2002 and 2001, respectively, of pretax valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary. Other-than-temporary declines in fair value of $508 million for the year ended December 31, 2000 are included in net unrealized losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Changes in net unrealized investment gains and losses for the years ended December 31, 2002, 2001 and 2000 were as follows:

                                         For the year ended December 31,
                                       -----------------------------------
                                          2002        2001         2000
                                       ----------  ----------   ----------
                                                  (in millions)

          Bonds                        $    (150)  $     (15)   $    (208)
          Common and preferred stocks       (436)       (699)        (851)
          Mortgage loans                       -           -           (2)
          Real estate                          -           -           (4)
          Other investments                 (172)       (193)          22
                                       ----------  ----------   ----------
                                            (758)       (907)   $  (1,043)
                                                                ==========
          Change in deferred taxes           241         352
                                       ----------  ----------
                                       $    (517)  $    (555)
                                       ==========  ==========

     See Note 10 regarding the accounting change in 2001 for deferred taxes as regards to unrealized gains and losses.

     Securities Lending
     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2002 and 2001, unrestricted cash collateral held by the Company of $1.6 billion and $1.3 billion, respectively, is included in cash and invested assets and the offsetting collateral liability of $1.6 billion and $1.3 billion, respectively, is included in other liabilities. Additional non-cash collateral of $389 million and $823 million is held on the Company's behalf by a trustee at December 31, 2002 and 2001, respectively, and is not included in the Consolidated Statement of Financial Position.

     Mortgage Dollar Rolls
     The Company has also entered into reverse repurchase agreements whereby the Company agrees to sell and repurchase various mortgage-backed securities. At December 31, 2002 and 2001, the book value of securities subject to these agreements and included in bonds were $1,042 million and $964 million, respectively, while fair values were $1,057 million and $966 million, respectively. The repurchase obligation liability of $1,042 million and $964 million were included in the other liabilities at December 31, 2002 and 2001, respectively. Securities subject to these agreements had contractual maturities of 30 years at each of December 31, 2002 and 2001 and weighted average interest rates of 5.8% and 6.8%, respectively.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and liabilities of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Derivatives that hedge specific assets and liabilities are reported in a manner consistent with the hedged item (e.g., at amortized cost or fair value), while derivative financial instruments that hedge a portfolio of assets or liabilities are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date. Changes in the carrying value of derivatives that hedge a portfolio of assets or liabilities are reported as realized capital gains and losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     The Company held the following positions for hedging purposes at December 31, 2002 and 2001:

                                                  December 31, 2002               December 31, 2001
                                           ------------------------------  -----------------------------
                                            Carrying   Notional    Fair     Carrying   Notional    Fair
            Derivative Instrument            Value      Amount    Value      Value      Amount    Value
     ------------------------------------  ------------------------------  -----------------------------
                                                                   (in millions)
     Specific Hedges:
     ----------------

       Foreign currency swaps                $    -    $    68   $    7     $    1     $    70   $    11
       Forward purchase agreements                -          -        -          -         200         3
       Interest rate swaps                       (3)       442       (8)         1          88         6
       Swaptions                                 12        358       12          8         304        13
       Interest rate floors                       8        625       41          6         525        19
       Credit default swaps                       -         67        -          -          57         -
       Commodity swaps                            -          5       (1)         -           -         -

     Portfolio Hedges:
     -----------------

       Equity futures and swaps                   -          -        -          9         221         9
       Fixed income futures                       -        365        -         (2)        203        (2)
       Foreign currency forward
          contracts                             (19)       567      (17)         -         502         -

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are used to hedge exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Forward purchase agreements are used to fix the price of a security purchase or sale to be settled on a future date, reducing or eliminating the risk of price fluctuation prior to settlement. Forward purchase agreements fix the price, quantity and settlement date for a future purchase or sale.

     Interest rate swaps are used to hedge exposure to variable interest payments on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

     Swaptions are used to hedge the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Interest rate floors are used to hedge the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Credit default swaps are used to hedge against a drop in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

     Commodity swaps are used to hedge the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Equity index futures contracts and equity total return swaps are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Swaps are contracts to exchange, for a period of time, the investment performance of one underlying instrument for the investment performance of another underlying instrument, typically without exchanging the instruments themselves.

     Fixed income futures contracts are used to hedge interest rate risks for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Foreign currency forward contracts are used to hedge the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

     In addition to derivatives used for hedging purposes, the Company entered into replication transactions during 2002. A replication transaction means a derivative transaction is entered into in conjunction with other investment transactions in order to "replicate" the investment characteristics of otherwise permissible investments. During 2002, the Company entered into two replication transactions; a $15 million par equivalent fixed income replication comprised of a credit default swap, an interest rate swap and an asset-backed security purchase; and a $25 million par equivalent fixed income replication comprised of a credit default swap and an asset-backed security purchase. These replication transactions, including their derivative components, are carried at amortized cost. The Company also entered into long equity and fixed income futures replication transactions during 2002. The average fair value of replications during 2002 was $72 million, with an ending fair value of $8 million at December 31, 2002.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life policy reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2002, the Company has $750 billion of total life insurance in-force, including $8 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Beginning January 1, 2001 changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations. Prior to 2001, these reserve changes were reported as a component of operations.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

     At December 31, 2002 and 2001, the withdrawal characteristics of the Company's annuity reserves and deposit liabilities were as follows:

                                                    December 31, 2002               December 31, 2001
                                                ------------------------        ------------------------
                                                  Amount        Percent          Amount        Percent
                                                -----------   ----------        ---------     ----------
                                                                      (in millions)
        Subject to discretionary
           withdrawal - with market value
        adjustment                              $     7,539         58.5%       $   8,936          63.5%
        Subject to discretionary
           withdrawal - without market value
        adjustment                                    2,620        20.3%            2,260          16.1%
        Not subject to discretionary
           withdrawal                                 2,738        21.2%            2,869          20.4%
                                                -----------   ---------         ---------     ---------
                                                $    12,897       100.0%        $  14,065         100.0%
                                                ===========                     =========

     Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table with no lapse, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, reserves are compared in the aggregate to the statutory minimum and the greater of the two is held. Disabled life reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

                                    FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2002 and 2001 were as follows:

                                                December 31, 2002                       December 31, 2001
                                          ----------------------------             ---------------------------
          Type of Business                    Gross          Net                       Gross         Net
          -----------------------         ------------  --------------             -----------    ------------
                                                                      (in millions)

          Ordinary new business           $        149  $           69             $       145    $         77
          Ordinary renewal                       1,409           1,145                   1,351           1,103
                                          ------------  --------------             -----------    ------------
                                          $      1,558  $        1,214             $     1,496    $      1,180
                                          ============  ==============             ===========    ============

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and variable annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2002 and 2001:

                                                                          December 31,
                                                              ------------------------------
                                                                  2002              2001
                                                              ------------     -------------
                                                                      (in millions)
          At market value                                     $      8,442     $       9,780
          Not subject to discretionary withdrawal                    1,550             1,762
          Non-policy liabilities                                       254               244
                                                              ------------     -------------
                            Total                             $     10,246     $      11,786
                                                              ============     =============

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At December 31, 2002 and 2001, general account reserves for policy benefits included $11 million and $6 million, respectively, in reserves for these benefits.

     Separate account premiums and other considerations received during the years ended December 31, 2002 and 2001 were $1,341 million and $1,419 million, respectively. Following is a

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

     summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement and the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2002 and 2001:

                                                                            For the year ended December 31,
                                                                          -----------------------------------
                                                                               2002                2001
                                                                          ---------------      --------------
                                                                                      (in millions)
        From Separate Account Annual Statement:
          Transfers to Separate Accounts                                   $        1,341      $        1,419
          Transfers from Separate Accounts                                         (1,300)             (1,128)
                                                                          ---------------      --------------
                                                                                       41                 291

        Reconciling adjustments:
          Investment management and administrative charges                             65                  72
          Mortality, breakage and taxes                                               136                 139
                                                                          ---------------      --------------
            Net transfers to separate accounts                             $          242                 502
                                                                          ===============      ==============

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements.

     Beginning January 1, 2001 the costs associated with these retirement benefits are expensed over the annual periods during which the participant provides services to the Company, including recognition of pension assets and liabilities based on the funded status of the related plans. Prior to 2001, the Company recognized pension expense only in the periods in which contributions were made to plan assets.

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

     Aggregated assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2002 and 2001, and changes in assets and obligations for the years then ended, were as follows:

                                                          Defined Benefit Plans   Postretirement Benefits
                                                          ---------------------- -------------------------
                                                            2002        2001        2002         2001
                                                          --------- ------------ ----------- -------------
                                                                           (in millions)
     Fair value of plan assets at January 1                 $1,612       $1,694      $ 20             $23
     Changes in plan assets:
        Actual return on plan assets                          (161)         (54)       (2)             (2)
        Actual plan benefits paid                              (31)         (28)       (1)             (1)
                                                          --------- ------------- ---------- --------------
     Fair value of plan assets at December 31               $1,420       $1,612      $ 17             $20
                                                          ========= ============= ========== ==============

     Projected benefit obligation at January 1              $1,367       $1,261      $ 96             $89
     Changes in benefit obligation:
        Service cost of benefits earned                         54           50        11               7
        Interest cost on projected obligations                  95           86         8               6
        Projected plan benefits paid                           (34)         (30)       (8)             (6)

        Experience (gains) losses                               17            -        24               -
                                                          --------- ------------- --------- -------------
     Projected benefit obligation at December 31            $1,499       $1,367      $131             $96
                                                          ========= ============= ========= ==============

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is calculated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligation at December 31, 2002 and 2001:


                                                        Defined Benefit Plans    Postretirement Benefits
                                                      ------------------------- --------------------------
                                                          2002         2001         2002         2001
                                                      ------------ ------------ ------------ -------------
     Discount rate                                          7.0%         7.0%         7.0%         7.0%
     Long-term rate of return on plan assets                8.5%         9.0%         8.5%         9.0%
     Annual increase in compensation                        5.0%         5.0%         5.0%         5.0%

     The projected benefit obligations at December 31, 2002 and 2001 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2002 by $13 million and net periodic postretirement benefit expense during 2002 by $2 million. A decrease in the assumed healthcare cost trend of 1% in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2002 by $13 million and net periodic postretirement benefit expense during 2002 by $2 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

         Projected benefit obligations included $12 million and $11 million for non-vested employees at December 31, 2002 and 2001, respectively.

         An aggregated reconciliation of the funded status of the plans to the net liability recorded by the Company at December 31, 2002 and 2001, as well as the components of net periodic benefit costs for the years then ended, were as follows:

                                                               Defined Benefit Plans    Postretirement Benefits
                                                            -------------------------- -------------------------
                                                                2002         2001         2002         2001
                                                            ------------- ------------ ------------ ------------
                                                                                (in millions)
         Fair value of plan assets at December 31                 $1,420       $1,612        $  17        $  20
         Projected benefit obligation at December 31               1,499        1,367          131           96
                                                            ------------- ------------ ------------ ------------
           Funded status                                             (79)         245         (114)         (76)
             Unrecognized net experience losses                      516          207           29            4
             Unrecognized initial net asset                         (644)        (657)           -            -
             Nonadmitted asset                                       (58)         (38)           -            -
                                                            ------------- ------------ ------------ ------------
         Net pension liability                                     ($265)       ($243)        ($85)        ($72)
                                                            ============= ============ ============ ============

         Components of net periodic benefit cost:
             Service cost of benefits earned                      $   54       $   50        $  11        $   7
             Interest cost on projected obligations                   95           86            9            6
             Amortization of experience gains and losses               5            -            1            -
             Amortization of initial net asset                       (13)           -            -            -
             Expected return on plan assets                         (136)        (151)          (2)          (2)
                                                            ------------- ------------ ------------ ------------
               Net periodic expense (benefit)                     $    5         ($15)       $  19       $   11
                                                            ============= ============ ============ ============

         Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recording in the Company's financial statements unless they exceed ten percent of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the employee base, which is currently seventeen years.

         Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, rather it will establish the asset through amortization of this initial asset as a credit to net periodic benefit cost.

         Any net pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from surplus.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2002, 2001 and 2000
--------------------------------------------------------------------------------

         The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for full-time representatives. For the years ended December 31, 2002, 2001 and 2000 the Company expensed total contributions to these plans of $22 million, $20 million and $19 million, respectively.

9.       Reinsurance

         In the normal course of business, the Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company also has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

         Amounts shown in the consolidated financial statements are reported net of reinsurance. Reserves for policy benefits at December 31, 2002 and 2001 were net of ceded reserves of $877 million and $757 million, respectively. The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2002, 2001 and 2000 was as follows:


                                                          For the year ended December 31,
                                                      ----------------------------------------
                                                         2002          2001          2000
                                                      ----------- ---------------- -----------
                                                                   (in millions)
                  Direct premium revenue              $   10,706    $     9,995    $   9,460
                  Premiums ceded                            (598)          (548)        (494)
                                                      -----------  ------------  -----------

                         Net premium revenue          $    10,108   $     9,447    $   8,966
                                                      ===========  ============  ===========

                  Direct benefit expense                   10,749        10,109       10,140
                  Benefits ceded                             (419)         (432)        (315)
                                                      -----------  ------------  -----------

                         Net benefit expense          $    10,330   $     9,677    $   9,825
                                                      ===========  ============  ===========

         In addition, the Company received $172 million, $161 million and $146 million for the years ended December 31, 2002, 2001 and 2000, respectively, from reinsurers as allowances for reimbursement of commissions and other expenses on ceded business. These amounts are included in other income in the consolidated statement of operations.

         Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

     recoverables at December 31, 2002 and 2001, which were considered by management to be uncollectible.

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, LLC     Baird Holding Company
     Northwestern International Holdings, Inc.        Frank Russell Company
     NML Real Estate Holdings, LLC and subsidiaries   Bradford, Inc.
     NML Securities Holdings, LLC and subsidiaries    Network Planning Advisors,
     Northwestern Investment Management Company, LLC  LLC
     Northwestern Securities Holdings, LLC            Mason Street Advisors, LLC
     Northwestern Mutual Trust Company                NML - CBO, LLC
                                                      JYD, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for any additional taxes that may become due with respect to the open tax years.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

     Beginning January 1, 2001 the Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. Prior to 2001, no deferred tax balances were reported. The components of the net admitted deferred tax asset at December 31, 2002 and 2001 were as follows:

                                                                   December 31,
                                                          -------------------------------
                                                               2002             2001            Change
                                                          --------------   --------------   --------------
                                                          (in millions)
          Deferred tax assets:
               Policy acquisition costs                   $          673   $          626   $           47
               Investment asset                                      664              360              304
               Policy benefit liabilities                          1,769            1,728               41
               Benefit plan obligations                              223              202               21
               Guaranty fund assessment                               14               14                -
               Nonadmitted assets                                     67               54               13
               Other                                                  61               69               (8)
                                                          ------------------------------------------------
                   Gross deferred tax assets              $        3,471   $        3,053   $          418

          Deferred tax liabilities:
               Premium and other receivables              $          425   $          416   $            9
               Investment asset                                    1,156            1,034              122
               Other                                                   3                1                2
                                                          ------------------------------------------------
                   Gross deferred tax liabilities         $        1,584   $        1,451   $          133
                                                          ------------------------------------------------
                   Net admitted deferred tax asset        $        1,887   $        1,602   $          285
                                                          ================================================

     Statutory accounting principles limit the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2002 and 2001, the Company's gross deferred tax assets did not exceeded this limitation.

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

     The major components of current income tax expense (benefit) were as follows:

                                                        December 31,
                                                 --------------------------
                                                    2002            2001
                                                 ----------      ----------
                                                       (in millions)
         Current year income tax                 $       26      $      170
         Tax credits                                    (15)            (11)
         Equity tax (credit)                           (453)             14
                                                 ----------      ----------
           Total current tax expense (benefit)   $     (442)     $      173
                                                 ==========      ==========

     The Company's taxable income can vary significantly from gain from operations before taxes due to differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a credit to current tax expense during 2002.

     The Company's effective tax rates were 299% and 21% for the years ended December 31, 2002 and 2001. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the relationship between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

     The effective tax rate for the year ended December 31, 2000 was 16%, based only on tax expense attributed to net gain from operations and its relationship to gain from operations before taxes. The effective rate was less than the applicable federal rate of 35% due primarily to differences between book and tax recognition of investment income and realized capital gains and losses and prior year adjustments.

     Income taxes incurred in the current and prior years of $1.7 billion are available at December 31, 2002 for recoupment in the event of future net losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration. Russell, a global leader in multi-manger investment services, provides investment products and services in more than 35 countries. This investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is included in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $882 million, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this statutory accounting treatment, which is different than the NAIC "Accounting Practices and Procedures Manual".

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

12.  Contingencies

     The Company has also guaranteed certain obligations of other affiliates. These guarantees totaled approximately $112 million at December 31, 2002 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.2 billion at December 31, 2002 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may result from such actions would not have a material effect on the Company's financial position at December 31, 2002.

13.  Related Party Transactions

     During 2001 and 2000, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million and $220 million for 2001 and 2000, respectively, were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2002 and 2001 were as follows:

                                                        December                     December
                                                        31, 2002                     31, 2001
                                              --------------------------   ----------------------------
                                               Statement        Fair        Statement          Fair
                                                 Value          Value         Value            Value
                                              -----------    -----------   -----------      -----------
                                                                   (in millions)
     Assets:
       Bonds                                  $    50,597    $    53,311   $    44,306      $    45,200
       Common and preferred stocks                  4,902          6,373         5,369            7,072
       Mortgage loans                              15,692         17,485        15,164           15,875
       Real estate                                  1,503          2,181         1,671            2,406
       Policy loans                                 9,292          9,628         9,028            9,375
       Other investments                            4,242          4,802         4,817            5,244
       Cash and short-term investments              1,814          1,814         2,018            2,018

     Liabilities:
       Investment-type insurance reserves     $     3,737    $     3,562   $     3,417      $     3,191

     Fair value of bonds, common d preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]


Report of Independent Accountants

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company


We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2002 and 2001, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2002 and 2001, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2002 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2002 and 2001 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

PRICEWATERHOUSECOOPERS LLP
January 21, 2003

                                TABLE OF CONTENTS

                                                                            Page
DISTRIBUTION OF THE POLICIES .............................................. B-2

UNDERWRITING PROCEDURES ................................................... B-2

EXPERTS ................................................................... B-3

FINANCIAL STATEMENTS OF THE ACCOUNT ....................................... B-4
(as of December 31, 2002 and for each of the two years in
 the period ended December 31, 2002)

  Report of Independent Accountants                                         B-18
  (as of December 31, 2002 and for each of the two years in
  the period ended December 31, 2002)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL ............................... B-19
(as of December 31, 2002 and 2001 and for each of the three
years in the period ended December 31, 2002)

  Report of Independent Accountants ....................................... B-48
  (as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002)